                                                                    EXHIBIT 10.4



                          MASTER ASSIGNMENT AGREEMENT



THIS AGREEMENT is made as of the 28th day of October, 1994 by and among CWM MORTGAGE HOLDINGS, INC. ("CWMMHI"), Independent National Mortgage Corporation (f/k/a Countrywide Mortgage Conduit, Inc.) ("INMC"; CWMMHI and INMC are each referred herein as an "Assignor" and collectively as the "Assignors") and MERRILL LYNCH MORTGAGE CAPITAL INC. ("MLMCI"). By executing this Agreement, CWMMHI and INMC (jointly and severally) and MLMCI agree to be bound by the terms of this Agreement.

                              W I T N E S S E T H
                              -------------------

     WHEREAS the parties elect to enter into this Agreement and, at the request of an Assignor, MLMCI shall from time to time pursuant to the terms hereof make one or more Loans to such Assignor which Loans to both Assignors shall be limited in aggregate outstanding principal amount to the excess of $225,000,000 over the sum of all amounts owed by the Assignors to MLMCI hereunder and all amounts owed by the Assignors to MLPF&S under the Master Repurchase Agreement, said Loans to be evidenced by Assignors' Note; and

     WHEREAS, in order to induce MLMCI to make Loans from time to time to it, each Assignor has agreed to assign and pledge to MLMCI and grant to MLMCI a lien upon and security interest in the Collateral for the purpose of securing the Obligations of Assignors, jointly and severally, under the Note;

     NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements hereinafter set forth, Assignors and MLMCI agree as follows:

     SECTION 1.  DEFINITIONS
     -----------

     "Act of Insolvency" shall have the meaning set forth in Section 10 hereof.

     "Applicable Law" shall refer to any statute, rule, regulation, order, judgment, decree or other law of any federal, state or local governmental authority or any self-regulating organization with regulatory jurisdiction over MLMCI or an Assignor (including, without limitation, the 1934 Act, Regulation T promulgated by the Board of Governors of the Federal Reserve

     System, the rules and regulations of the New York Stock Exchange and the National Association of Securities Dealers, the Employee Retirement Income Security Act of 1974, as amended, the Internal Revenue Code of 1986, as amended, and the regulations and interpretations thereof adopted by the Internal Revenue Service, and any state or local tax law and any interpretation thereof by the relevant state or local tax authority) that is binding on MLMCI or an Assignor, other than corporate income, franchise or other taxes of general application to MLMCI.

     "Book Net Worth" shall refer to the equity of an Assignor determined in accordance with GAAP less the sum of (i) intercompany receivables, (ii) loans to officers or employees of such Assignor and (iii) deferred charges.

     "Business Day" shall mean any day excluding Saturday, Sunday and any day on which banks located in the States of New York or California are authorized or permitted to close for business.

     "Change of Applicable Law" shall refer to any substantive change in any Applicable Law that occurs after the date hereof.

     "Closing Date" shall refer, as to any Loan, to the date of the funding thereof by MLMCI.

     "Collateral" shall refer to the Eligible Assets pledged to secure a Loan.

     "Confirmation Statement" shall have the meaning set forth in Section 5 hereof.

     "Current Margin" shall have the meaning set forth in Section 6 hereof.

     "CWMMHI" shall refer to CWM Mortgage Holdings, Inc.

     "Eligible Assets" shall refer to assets satisfying the following criteria:

          (i) a mortgage pass-through security that evidences a fractional, undivided ownership interest in a pool of underlying single (1-4) family, residential mortgage loans (including the right to receive principal and/or interest payments thereon);

         (ii)  each mortgage pass-through security may be rated or unrated but
               (A) shall have been issued by the Assignor or acquired by the Assignor directly from the issuer thereof in a transaction not involving any public offering and (B) shall not be a Mortgage Related Security;

        (iii) any mortgage pass-through security may be subordinated in right of payment to one or more other classes of mortgage pass-through securities backed by the same pool of underlying residential mortgage loans, including without limitation "interest-only" securities, "principal-only" securities and any "inverse floater" security financed by MLMCI under any repurchase or loan agreement existing between the parties on the date hereof, but specifically excluding any security that would reasonably subject MLMCI, as the owner or pledgee thereof, to any potential loss in excess of the amount advanced by MLMCI to Assignor for such security hereunder (e.g., a certificate evidencing a "residual interest"
                          ----
               in a REMIC);

         (iv) if such mortgage pass-through security is a Non-Widely Traded Security, there is no Applicable Law that would materially restrict or limit the corporate power or authority of MLMCI to make a Loan with respect thereto;

          (v) if such mortgage pass-through security is a Widely Traded Security, there is no Change of Applicable Law that would materially restrict or limit the corporate power or authority of MLMCI to make a Loan with respect thereto;

         (vi) as of the Closing Date of the applicable Loan (and excluding the dates of any subsequent rollovers), such mortgage pass-through security is readily salable to sophisticated investors that purchase similar securities in the secondary mortgage market; and

        (vii) as of any date of determination, such mortgage pass-through security has not become unsalable as a result of the characteristics of the underlying pool of mortgage loans and/or any material adverse change in the financial condition or results of operations of either Assignor or any of their subsidiaries, on a consolidated basis, (provided that temporary market conditions, as determined by MLMCI in the good faith exercise of its reasonable business judgment, shall not in any event render any mortgage pass-through security unsalable for purposes hereof).

     In addition to the foregoing, either Assignor may, from time to time, request that additional assets qualify as "Eligible Assets" and MLMCI may, at its option, elect to effect Loans with respect to such additional assets on a case-by-case basis.

     "Event of Default" shall have the meaning set forth in Section 10 hereof.

     "GAAP" shall refer to generally accepted accounting principals consistently applied.

     "Income" with respect to any Collateral at any time, shall refer to any principal thereof then payable and all interest, dividends, or other distributions thereon.

     "INMC" shall refer to Independent National Mortgage Corporation (f/k/a Countrywide Mortgage Conduit, Inc.).

     "Loan" shall refer to a loan made by MLMCI to an Assignor hereunder.

     "Margin Requirement" shall have the meaning set forth in Section 6 hereof.

     "Market Value" with respect to any Collateral as of any date, shall refer to the price for such Collateral on such date obtained from a generally recognized source agreed to by the parties, plus accrued Income to the extent not included therein (other than any Income credited or transferred to, or applied to the obligations of each Assignor pursuant to Paragraph 4 hereof) as of such date (unless contrary to market practice for such Collateral).

     "Master Repurchase Agreement" shall refer to the Master Repurchase Agreement, dated as of October __, 1994, among Assignors and MLPF&S.

     "MLPF&S" shall refer to Merrill Lynch, Pierce, Fenner & Smith Incorporated.

     "Mortgage-Related Security" shall mean a "mortgage related security" as such term is defined in Section 3(a)(41) of the 1934 Act.

     "1934 Act" shall refer to the Securities Exchange Act of 1934, as amended.

     "Non-Widely Traded Security" shall refer to a mortgage pass-through security that is not of a type that is widely traded among sophisticated investors that purchase similar securities in the secondary mortgage market as of the date hereof.

     "Note" shall refer to the note of the Assignors, of even date herewith, substantially in the form of Exhibit A hereto.

     "Obligations" shall have the meaning set forth in Section 3 hereof.

     "Rating Agency" shall refer to any nationally recognized statistical rating organization acceptable to MLMCI in its reasonable business judgment.

     "REMIC" shall refer to a "real estate mortgage investment conduit" as such term is defined in the Internal Revenue Code of 1986, as amended.

     "Repurchase Agreement" shall refer to the Master Repurchase Agreement and any other master repurchase agreement between MLMCI (and/or any affiliate thereof) and either Assignor (and/or any affiliate thereof).

     "Supplemental Collateral" shall have the meaning set forth in Section 3 hereof.

     "Widely Traded Security" shall refer to a mortgage pass-through security that is of a type that is widely traded among sophisticated investors that purchase similar securities in the secondary mortgage market as of the date hereof.

     SECTION 2.  COMMITMENT; DISBURSEMENT OF FUNDS
                 ---------------------------------

     (i) Subject to the terms and conditions stated herein, and relying upon the representations, warranties and covenants of Assignors herein set forth, MLMCI agrees to make one or more Loans to each Assignor, which Loans to both Assignors in the aggregate shall be limited in outstanding principal amount to the excess of $225,000,000 over the sum of all amounts owed by the Assignors to MLMCI hereunder and all amounts owed by the Assignors to MLPF&S under the Master Repurchase Agreement.

     (ii) Assignors agree, jointly and severally, to pay to MLMCI, on behalf of MLPF&S under the Master Repurchase Agreement and itself hereunder, a structuring fee applicable to both this Agreement and the Master Repurchase Agreement in the aggregate amount of $1,125,000.00 simultaneously with the execution of this Agreement, and the agreement of MLMCI to make Loans hereunder shall not be effective until such structuring fee has been received by MLMCI.

     (iii) Either Assignor may request disbursement of a Loan hereunder by making a written request, either by mail or facsimile transmission, to MLMCI. MLMCI shall make such Loan within two (2) days of receipt of such notice, so long as the terms and conditions of this Agreement are fully satisfied and no Event of Default hereunder shall have occurred and be continuing. Any such disbursement shall be in a minimum amount of $1,000,000 and integral multiples of $100,000 in excess thereof.

     (iv) Each Loan hereunder shall bear interest at a rate determined pursuant to a formula set forth in Annex I hereto. All calculations of interest shall be made on the basis of a 360-day year and the actual number of days elapsed.

     SECTION 3.  GRANT OF SECURITY INTEREST
                 --------------------------

     (a) Assignors hereby grant, pledge, assign, transfer and deliver to MLMCI with respect to each Loan on the Closing Date thereof, and grant to MLMCI a lien upon and security interest in and upon (i) the collateral (the "Collateral") described in the Confirmation Statement relating to a Loan; (ii) any additional collateral with respect to such Loan ("Supplemental Collateral") that may be granted to MLMCI pursuant to Section 6(c) hereof (provided, however, that any representations, warranties or covenants contained herein, and the grant of a security interest with respect to any Supplemental Collateral, shall be effective as to any Supplemental Collateral (or any proceeds, distributions or other amounts realized in respect of such Supplemental Collateral) only upon the delivery of such Supplemental Collateral to MLMCI pursuant to such Section 6(c) hereof); and (iii) all proceeds, distributions and other amounts realized in respect of any of the foregoing, as security for the due and punctual payment by Assignor of the Note and any amounts that may become payable thereunder or hereunder (the foregoing being herein called the "Obligations").

     (b) Assignors shall, with respect to each Loan, deliver to MLMCI the Collateral registered in the name of MLMCI or its nominee or, if MLMCI agrees in its sole discretion, with properly endorsed instruments of transfer (including, without limitation, any opinions of counsel and certificates required for transfer) that will enable MLMCI to cause such Collateral to be so registered without further action on the part of MLMCI other than delivering such Collateral and such instruments of transfer to the appropriate transfer agent. The right of MLMCI to receive, and the obligation of Assignors to deliver, Collateral in the form described in the preceding sentence shall not be waived or reduced by MLMCI's having accepted and received, knowingly or unknowingly, Collateral that has not been so registered or is not accompanied by such instruments of transfer.

     SECTION 4.  EARNINGS ON COLLATERAL
                 ----------------------

     In the event that the Collateral is registered in the name of MLMCI or an affiliate, all payments and distributions, whether in cash or in kind, made on or with respect to the Collateral shall, unless otherwise agreed by MLMCI, be paid, delivered or transferred directly to MLMCI and, within one (1) Business Day of receipt thereof, shall, so long as an Event of Default as defined in
Section 10 hereof shall not have occurred and be continuing, be paid to the related Assignor by wire transfer in immediately available funds. Following the occurrence and during the continuation of an Event of Default, if either Assignor shall receive any payment or distributions on or with respect to the Collateral, it shall hold such payment or distribution in trust for the benefit of MLMCI.

     SECTION 5. CONFIRMATION STATEMENT
                ----------------------

     MLMCI shall, with respect to each Loan, deliver a confirmation statement substantially in the form attached hereto as Exhibit B (in each case, the "Confirmation Statement") to Assignors confirming the agreement between Assignors (jointly and severally) and MLMCI as to the specific terms of the Loan. Each such Confirmation Statement shall constitute a binding agreement between Assignors (jointly and severally) and MLMCI as provided below, and this Agreement is hereby incorporated in each such Confirmation Statement and made a part thereof as if it were set out in full in each such Confirmation Statement. Each such Confirmation Statement will be binding upon the parties hereto unless written notice of objection is given by the objecting party to the other party within two (2) Business Days after the objecting party's receipt of such Confirmation Statement. MLMCI may, but shall not be required to, deliver Confirmation Statements confirming periodic adjustments in the interest rate for a particular Loan.

     SECTION 6.  MARGIN DETERMINATIONS
                 ---------------------

     (a) A margin requirement (the "Margin Requirement") expressed as a percentage with respect to each Eligible Asset for each Loan shall be set forth in Annex I hereto. MLMCI shall determine the Market Value for the Collateral in the good faith exercise of its reasonable business judgment from time to time and at such time as it may elect in its sole discretion.

     (b) MLMCI may, in its sole discretion, from time to time calculate the current margin (the "Current Margin") with respect to any Loan, which Current Margin shall equal the amount by which (i) 100% exceeds (ii) a fraction (expressed as a percentage) (A) the numerator of which is the then outstanding principal amount of such Loan together with accrued and unpaid interest thereon to the date of determination and (B) the denominator of which shall be the Market Value of the related Collateral (including any Supplemental Collateral delivered pursuant to this Agreement) then held by MLMCI together with accrued and unpaid interest thereon to the date of determination.

     (c) If MLMCI shall at any time determine with respect to a Loan that the Current Margin is less than the related Margin Requirement, MLMCI may in its discretion notify either Assignor of such fact, and Assignors shall be obligated, jointly and severally, on the date of such notice if such notice is received prior to 10:00 a.m., New York City time, and on the Business Day next succeeding the day of such notice if such notice is received after 10:00 a.m., New York City time, to, and shall, deliver to MLMCI cash or Supplemental Collateral acceptable to MLMCI in its reasonable business judgment as Collateral hereunder, which cash shall be applied to reduce the principal balance of the related Loan and which Supplemental Collateral shall, in the aggregate, equal an amount such that, after giving effect to the application of such cash and the delivery of such Supplemental Collateral, the Current Margin for such Loan will be at least equal to the related Margin Requirement. Delivery of Supplemental Collateral pursuant to this Section 6(c) shall be in such manner as is acceptable to, and under such additional conditions as may be required by, MLMCI in its reasonable business judgment.

     (d) If at any time the Current Margin for a Loan exceeds the Margin Requirement for such Loan, the related Assignor may, upon notice to MLMCI, demand that MLMCI redeliver all or any portion of the Supplemental Collateral; provided, however, that after giving effect to such redelivery, the Current
- - --------  -------
Margin for all Loans hereunder would not be less than the Margin Requirement for all Loans hereunder, and MLMCI shall make good delivery of such Supplemental Collateral, in a manner equivalent to the manner in which such Supplemental Collateral was delivered to MLMCI, no later than the Business Day following receipt by MLMCI of such notice. In such connection, MLMCI shall execute such other documents and take such other actions as the related Assignor may reasonably request in order to evidence and give effect to the release of such Supplemental Collateral from the security interest granted by this Agreement.
An Assignor may, in the alternative, request that an additional Loan be made under the terms and conditions hereof in an amount equal to the amount by which the Current Margin for all Loans hereunder exceeds the

Margin Requirement for all Loans hereunder, which Loan shall be secured by the Supplemental Collateral.

     (e) With respect to any Eligible Asset that an Assignor has not acquired directly from MLPF&S or any of its affiliates, such Assignor will either (i) provide to MLMCI in a timely manner all data with respect thereto that MLMCI may reasonably request (which, at a minimum, shall include (x) either (A) a CMO Passport model for the Eligible Asset, if available at such time, or (B) if a CMO Passport model is not yet available, price/yield tables prepared by the underwriter or placement agent for the Eligible Asset with the CMO Passport model to follow within 30 days after the date of issuance of the Eligible Asset, and (y) a prospectus and, if applicable, a prospectus supplement for the Eligible Asset) or (ii) such Eligible Asset will be deemed to have a Market Value of zero.

     SECTION 7.  SUBSTITUTION OF COLLATERAL
                 --------------------------

     MLMCI shall allow the related Assignor, in the sole discretion of Assignors exercised jointly, to provide Eligible Assets acceptable to MLMCI, in MLMCI's sole reasonable discretion, to be substituted for existing Collateral of equal Market Value. All certificates or instruments representing such substituted collateral shall be delivered to MLMCI in accordance with Section 3(b) hereof.

     SECTION 8.  REPRESENTATIONS AND WARRANTIES
                 ------------------------------

     Each Assignor hereby represents and warrants to MLMCI, and shall on and as of the Closing Date of each Loan be deemed to represent and warrant to MLMCI, that:

          (i)    Due Incorporation.  Assignor has been duly established and is
                 -----------------
validly existing as a corporation in good standing under the laws of the State of Delaware.

          (ii)   Authorization.  Assignor has full power and authority to
                 -------------
execute and deliver this Agreement and the Note and to perform its obligations hereunder and thereunder; this Agreement and the Note have each been duly authorized by all necessary action and neither requires any approval of any directors or officers or such approval has been obtained, each has been duly executed and delivered by Assignor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization or similar laws of general applicability relating to or affecting creditors' rights, to the assumption that enforcement will be undertaken in a commercially reasonable manner and to general principles of equity and equitable remedies, regardless of whether enforcement is considered in a proceeding in equity or at law.

          (iii)  No Conflict.  Neither the execution and delivery nor the
                 -----------
performance by Assignor of this Agreement or the Note will conflict with the governing instruments of Assignor or conflict with, result in a breach of or constitute a default (which conflict, breach or default could reasonably be expected to result in any material adverse change in the financial condition or results of operations of Assignor or could reasonably be expected to materially and adversely affect the properties or assets thereof, including but not limited to any of the Collateral) or require any consent (other than has been obtained) under any instrument or agreement to which Assignor is a party or by which Assignor may be bound, (which, in the event of a failure to receive such consent, could reasonably be expected to result in any material adverse change in the financial condition or results of operations of Assignor or could reasonably be expected to materially and adversely affect the properties or assets thereof, including but not limited to the Collateral) or any law, order or regulation applicable to Assignor of any court, governmental agency, authority or body having jurisdiction over Assignor and do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance (other than pursuant hereto) upon or with respect to any of Assignor's properties.

          (iv)   Approvals, etc.  Neither the execution and delivery nor the
                 --------------
performance by Assignor of this Agreement requires any authorization, approval, consent (which, in the event of a failure to receive such consent, could reasonably be expected to result in any material adverse change in the financial condition or results of operations of Assignor or could reasonably be expected to materially and adversely affect the properties or assets thereof, including but not limited to the Collateral), license, exemption (other than any self-executing exemption), filing, registration or the taking of any other action in respect of any federal or state authority (other than has been obtained).

          (v)    Good Title.  Assignor is the owner of the Collateral assigned
                 ----------
to MLMCI by it and such Collateral is free and clear of all liens, charges, encumbrances and rights of others, except for the security interest created hereby; and on the related Closing Date, assuming compliance with this Agreement by MLMCI, MLMCI has a first priority lien on and security interest in the Collateral (including all proceeds, distributions and other amounts realized in respect thereof) in favor of MLMCI, subject to no prior lien, charge, encumbrance or rights of others, and, assuming that MLMCI has taken and maintains possession of the Collateral either (A) registered in the name of MLMCI or its nominee or (B) delivered with such instruments of transfer as provided in
Section 3(b) hereof, no further action, including any filing or recordation of any document, is currently required in order to establish and perfect the liens on and security interests in the Collateral in favor of MLMCI against any third parties in any jurisdiction.

          (vi)   Tax Liens.  There are no delinquent federal, state, city,
                 ---------
county or other taxes relating to an Assignor, the Collateral assigned by it to MLMCI or any arrangement pursuant to which such Collateral is issued, and all such tax liabilities have been satisfied except those that are being contested by such Assignor in good faith and with respect to which payment has been stayed by a court of competent jurisdiction.

          (vii)  Financial Statements. Since the date of the most recent
                 --------------------
financial statement delivered by Assignor to MLMCI, there has been no material adverse change in Assignor's financial condition or results of operations.

          (viii) Eligible Assets.  All Collateral pledged by
                 ---------------
Assignor to MLMCI with respect to any Loan shall qualify as an Eligible Asset.

          (ix)   Corporate Ownership.  No entity owns in excess of ten percent
                 -------------------
(10%) of the capital stock of CWMMHI.

     SECTION 9.  COVENANTS AND AGREEMENTS
                 ------------------------

     Each Assignor hereby covenants and agrees with MLMCI that:

     (a) Taxes.  Assignor will pay and discharge all taxes, levies, liens and
         -----
other charges on its assets and on the Collateral which, in each case, in any manner would create any lien or charge upon the Collateral, except those that are being contested by such Assignor in good faith and with respect to which payment has been stayed by a court of competent jurisdiction.

     (b) Laws.  Assignor will at all times comply in all material respects with
         ----
all laws, ordinances, rules and regulations of any federal, state, municipal or other public authority having jurisdiction over Assignor or any of its assets which, in the event of a failure to so comply, could reasonably be expected to result in any material adverse change in the financial condition or results of operations of Assignor or could reasonably be expected to materially and adversely affect the properties or assets thereof, including but not limited to the Collateral.

     (c) Name and Locations.  Assignor will immediately advise MLMCI in writing
         ------------------
of the opening of any new chief executive office or the closing of any such office and of any change in Assignor's name or the places where the books and records pertaining to the Collateral assigned to MLMCI by Assignor hereunder are kept.

     (d) Records and Reports.  Assignor will maintain records with respect to
         -------------------
the Collateral assigned to MLMCI by Assignor hereunder and with respect to the conduct and operation of its business in conformity with general industry standards and with no less a degree of prudence than if such Collateral were held by Assignor for its own account and will furnish MLMCI on request with reasonable information with respect to such Collateral assigned to MLMCI by Assignor hereunder and with respect to the conduct and operation of its business. In addition, Assignor shall, promptly upon receipt and without any request from MLMCI, furnish MLMCI with any reports, notices or other communications from the issuer of, trustee for, or other party relating to, the Eligible Assets pledged as Collateral hereunder that would ordinarily be sent to the registered holders of such Eligible Assets. Assignor will permit MLMCI or its designated representative to inspect Assignor's records with respect to the Collateral assigned to MLMCI by Assignor hereunder upon reasonable notice from MLMCI or its designated representative, at such reasonable times and as often as may be reasonably requested, and to make copies or extracts of any and all thereof. So long as no Event of Default has occurred and is continuing, such inspection will be at MLMCI's expense.

     (e) MLMCI's Duty of Care.  Except as herein provided in this Section 9(e),
         --------------------
Assignor agrees that MLMCI's sole duty with respect to the Collateral shall be to use reasonable care in the custody, use, operation and preservation of the Collateral in its possession or control. MLMCI shall incur no liability to Assignor for any act of government, act of God, or other destruction in whole or in part or negligence or wrongful act of custodians or agents selected by and supervised by MLMCI with reasonable care, or MLMCI's failure to provide adequate protection or insurance for the Collateral, except to the extent that such liability has arisen from the gross negligence or willful misconduct of MLMCI. MLMCI shall have no obligation to take any action to preserve any rights in any of the Collateral against prior parties, and Assignor hereby agrees to take such action; Assignor shall defend the Collateral against all such claims and demands of all persons, at all times, as are adverse to MLMCI. Nothing stated herein shall relieve MLMCI of its obligations to retender the Collateral to the related Assignor in accordance with the terms of this Agreement.

     (f) Use of Proceeds.  None of the proceeds of any Loan will be used either
         ---------------
directly or indirectly to acquire any "margin security", as that term is defined in Regulation G of the Board of Governors of the Federal Reserve System and Assignor will not take any action which would cause this Agreement or the Note (and the Loan evidenced hereby and thereby) to violate any regulation of the Federal Reserve Board.

     (g)  Credit Covenants.
          ----------------

     (i) The ratio of total liabilities to equity of each Assignor and its subsidiaries, on a consolidated basis, as determined in accordance with GAAP (but excluding (1) limited purpose finance subsidiaries of an Assignor that issue collateralized mortgage obligations and (2) trusts that issue mortgage pass-through certificates and with respect to which an Assignor acts as depositor), shall not at any time exceed 25 to 1; and

     (ii) The Book Net Worth of CWMMHI and its subsidiaries, on a consolidated basis, for any two consecutive calendar quarters shall not be less than or equal to 70% of Assignor's Book Net Worth as of the date set forth on the first page hereof.

     (h)  Financial Statements.
          --------------------

          (i) As of the date hereof, MLMCI and each Assignor shall provide the other with audited fiscal year-end financial statements and additional publicly available interim financial statements. MLMCI and each Assignor shall from time to time each provide the other with audited year-end financial statements and additional publicly available interim financial statements upon such other party's reasonable request.

          (ii) Each Assignor shall provide MLMCI, at the expense of such Assignor without request of MLMCI, all financial statements required to be filed with the Securities and Exchange Commission in connection with an Assignor's 10Q and 10K reports as soon after the filing thereof as practicable.

          (iii) Each delivery of the Collateral by each Assignor to MLMCI under this Agreement will constitute a representation by such Assignor that there has been no material adverse change in such Assignor's financial condition not disclosed to MLMCI since the date of such Obligor's most recent unaudited balance sheet or income statement delivered to MLMCI. Each Assignor shall provide MLMCI, from time to time at such Assignor's expense, with such information concerning Assignor of a financial or operational nature as MLMCI may reasonably request promptly upon receipt of such request.

     (i)  Further Covenants.  Without prior written consent of MLMCI, Assignor
          -----------------
will not: (1) assign, sell, transfer, pledge or grant any security interest in any of the Collateral to anyone except MLMCI, permit any financing statement (except any financing statements in favor of MLMCI) or assignment (except for any assignments in favor of MLMCI) to be on file in any public office with respect thereto; (2) permit or suffer to exist any lien, charge, encumbrance or right of others to attach to any of the Collateral, except as contemplated by this Agreement; or (3) consent to any amendment or supplement to the documents pursuant to which the Collateral was issued that would materially and adversely affect MLMCI's interests hereunder.

     (j)  Joint and Several Liability.  Each Assignor agrees to be jointly and
          ---------------------------
severally liable for the obligations of either Assignor hereunder and all representations, warranties, covenants and agreements made by or on behalf of either or both Assignors in this Agreement or in any exhibit hereto or any document, instrument or certificate delivered pursuant hereto shall be deemed to have been made by each Assignor, jointly and severally. The Assignors further agree that, notwithstanding any right of MLMCI to investigate fully the affairs of the Assignors and notwithstanding any knowledge of facts determined or determinable by MLMCI, MLMCI has the right to rely fully on the representations, warranties, covenants and agreements of either or both Assignors contained in this Agreement and upon the accuracy of any document, instrument, certificate or exhibit given or delivered hereunder. The joint and several obligation of each Assignor hereunder is absolute, unconditional, irrevocable, present and continuing and, with respect to any payment to be made to MLMCI, is a guaranty of payment (and not of collectability) and is in no way conditional or contingent upon the continued existence of the other Assignor. Any notice or other communication provided to one Assignor pursuant hereto shall be deemed to have been given to both Assignors and failure to be sent any notice or communication contemplated hereby and delivered to the other Assignor shall not relieve an Assignor from its joint and several liability for the obligations of the other Assignor hereunder.

     SECTION 10. EVENTS OF DEFAULT
                 -----------------

     Each of the following, so long as it shall not have been remedied, shall constitute an "Event of Default" hereunder:

     (a)  Nonpayment.  Any failure to pay by either Assignor any amounts due
          ----------
under the Note or any failure to pay by either Assignor any amount due under this Agreement.

     (b)  Impairment of Interest.  MLMCI shall for any reason cease to have a
          ----------------------
valid, first priority perfected security interest in any of the Eligible Assets; provided however, that such circumstance shall not constitute an Event of
- - -------- -------
Default if after determining the market value of the Eligible Assets without taking into account the Eligible Assets with respect to which such circumstances have occurred, no other Event of Default shall have occurred and be continuing.

     (c)  Act of Insolvency.  The filing by either Assignor of a petition in
          -----------------
bankruptcy, the adjudication of either Assignor as insolvent or bankrupt, the petition or application by either Assignor for any receiver or trustee for itself or any substantial part of its property, the commencement by either Assignor of any proceeding relating to it under any reorganization, arrangement, dissolution or liquidation law, or the initiation of any such proceeding against either Assignor if either Assignor indicates by any act its consent thereto or if such proceeding is not dismissed or stayed within forty-five (45) days (an "Act of Insolvency").

     (d)  Material Adverse Change.  In the reasonable judgment of MLMCI a
          -----------------------
material adverse change shall have occurred in the business, operations, properties or financial condition of either Assignor.

     (e)  Default Under Other Contracts and Agreements. Either Assignor shall be
          --------------------------------------------
in default with respect to any normal and customary covenants under any contract or agreement (including, without limitation, any Repurchase Agreement) to which it is a party (which covenants include, but are not limited to, an Act of Insolvency of such Assignor or the failure of such Assignor to make required payments in an aggregate amount in excess of one million dollars ($1,000,000) under such contract or agreement as they become due) which default is continuing and permits acceleration of the obligations of such Assignor under such contract or agreement by any other party thereto.

     (f)  Merger or Consolidation.  Either Assignor shall merge or consolidate
          -----------------------
into any entity unless the surviving or resulting entity shall be a corporation organized under the laws of a state of the United States and such entity expressly assumes by written agreement, executed and delivered to MLMCI in form and substance satisfactory to MLMCI, the performance of all of such Obligor's duties and obligations hereunder.

     (g)  Anticipated Insolvency.  MLMCI shall request assurances as to the
          ----------------------
financial well-being of either Assignor and such assurances shall not have been provided verbally within twenty-four (24) hours and in writing within forty-eight (48) hours of such request.

     (h)  Final Judgment.  A final judgment by any competent court in the United
          --------------
States for the payment of money in an amount of at least $1,000,000 is rendered against either Assignor, and the same remains undischarged and unpaid for a period of sixty (60) days during which execution of such judgment is not effectively stayed.

     (i)  Breach of Representation or Warranty.  Any representation or warranty
          ------------------------------------
made by either Assignor herein or in the Note shall have been incorrect or untrue when made or repeated or when deemed to have been made or repeated and such breach is continuing and MLMCI's interests hereunder are materially adversely affected thereby.

     (j)  Opinion.  A firm of independent accountants shall have failed to issue
          -------
an opinion or shall have issued an opinion qualified adversely in any material respect in connection with the most recent audited financial statements of an Obligor.

     (k)  Breach of Covenant or Agreement.  Either Assignor shall breach any
          -------------------------------
covenant or agreement made by it herein or in the Note and such breach is continuing and MLMCI's interests hereunder are materially adversely affected thereby.

     SECTION 11.  REMEDIES
                  --------

     (a)  Action Regarding Collateral.  (i)  If an Event of Default shall occur
          ---------------------------
and be continuing, MLMCI shall exercise reasonable efforts (the reasonableness of which shall be determined by MLMCI in its discretion in light of the circumstances) to provide notice to Assignor prior to exercising any remedy in respect of such Event of Default; provided, however, that notwithstanding
                                  --------  -------
anything in this Agreement to the contrary, MLMCI shall not be required, prior to exercising any remedy in respect of an Event of Default by such Assignor, to give notice otherwise required hereunder, if MLMCI reasonably believes that (i) the Collateral then held by MLMCI threatens to decline speedily in value or (ii) any delay occasioned by the giving of such notice will jeopardize MLMCI's ability to recover, by sale of such Collateral, all or part of the Obligations or of any other amounts payable to MLMCI or any affiliate thereof pursuant hereto. If no prior notice is given, MLMCI shall give notice to the related Assignor of the remedies effected by MLMCI promptly thereafter. MLMCI may forthwith apply the cash, if any, then held by it as part of the Collateral relating to any Loan to the payment of any of the Obligations, and, if there shall be no such cash or the cash so applied shall not be sufficient to pay in full all such Obligations, may thereafter collect, receive, appropriate, retain and realize upon the Collateral, or any part thereof, and may forthwith sell, assign, contract to sell, or otherwise dispose of and deliver the Collateral, or any part thereof, in one or more parcels at such public or private sale or sales, at such place or places, at such price or prices and upon such other terms and conditions as MLMCI may deem best (provided, however, that MLMCI shall act in a commercially reasonable manner), for cash or on credit or for future delivery without assumption of any credit risk, with the right of MLMCI upon any such sale or sales to purchase all or any part of the Collateral so sold. Upon any sale, transfer or other disposition of the Collateral pursuant hereto MLMCI shall have the right to deliver, assign and transfer to the transferee thereof the Collateral so sold. Each transferee upon any such transfer or other disposition shall hold the property thereby acquired by it absolutely free from any claim or right of any kind, including any equity or rights of redemption, of either Assignor, each of which hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute whether now existing or hereafter adopted (in the latter case, to the extent permitted thereby). Each Assignor agrees that MLMCI need give only such notice of the time and place of any public or private sale (including any adjourned private sale) or other intended disposition as may be required by market conditions and standards of commercial reasonableness and that MLMCI need not in any event give more than five (5) days' notice that such sale or disposition is to take place. Each Assignor agrees that the notice provided for in the preceding sentence is reasonable notification of such matters.

     MLMCI shall not be obligated to make any sale pursuant to any such notice. MLMCI may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned, provided that MLMCI shall act in a commercially reasonable manner. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by MLMCI until the selling price is paid by the purchaser thereof, but MLMCI shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice MLMCI, however, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the lien and security interest created hereby and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

     (ii) MLMCI shall have no obligation to realize upon any Collateral, except through proper application of any distributions with respect to the Collateral made directly to MLMCI or its agent(s). Assignor hereby waives the defense of impairment of the Collateral; provided, however, that MLMCI shall act in a
                              --------  -------
commercially reasonable manner. MLMCI may in its sole discretion elect to realize upon all or a portion of the Collateral by giving the Assignor credit for such Collateral, which credit shall be in an amount equal to the Market Value thereof as of the date of acceleration.

     (b)  Deficiency.  If the proceeds of sale, collection, foreclosure or other
          ----------
realization of or upon the Collateral are insufficient to cover the costs and expenses of such realization and the payment in full of the Obligations, Assignors shall remain jointly and severally liable for any deficiency so long as MLMCI shall have realized upon the Collateral in a commercially reasonable manner.

     (c)  Private Sale.  MLMCI shall incur no liability as a result of the sale
          ------------
of the Collateral (provided, however, that MLMCI shall act in a commercially reasonable manner), or any part thereof, at any private sale. Each Assignor hereby waives any claims against MLMCI or any holder or holders of the Note arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if MLMCI accepts the first offer received and does not offer the Collateral to more than one offeree (provided, however, that MLMCI shall act in a commercially reasonable manner).

     (d)  Application of Proceeds. The proceeds of any sale or other realization
          -----------------------
of all or any part of the Collateral, and any other cash at the time held by MLMCI under this Agreement, shall be applied by MLMCI in the following order of priority:

          First, to the payment of the reasonable costs and expenses of such
          -----
     sale and all expenses (including the fees and expenses of counsel), liabilities and advances reasonably made or incurred by MLMCI in connection therewith.

          Second, to the payment of all accrued interest under the Note due or
          ------
     past due.

          Third, to the payment of principal upon the Note due or past due.
          -----

          Fourth, to the payment of all other amounts owed by Assignors jointly
          ------
     and severally under this Agreement.

          Fifth, to the payment of any amounts owed by either Assignor to MLMCI,
          -----
     MLPF&S or any affiliate thereof under a Repurchase Agreement.

          Sixth, to the payment of any other amounts owed by either Assignor to
          -----
     MLMCI or MLPF&S under any other instrument or agreement.

          Seventh, to the payment to the related Assignor, or to such other
          -------
     person as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds and other cash.

     As used in this Agreement, "proceeds" of the Collateral shall mean cash and other property received or otherwise realized in respect of the Collateral.

     (e)  Default Rate of Interest.  After any amounts under the Note become due
          ------------------------
and payable and until the balance thereof shall be paid, such amounts shall bear interest at a per annum rate (based on a year of 360 days and actual days elapsed) equal to two hundred (200) basis points in excess of the prime rate for short term bank commercial loans as published in The Wall Street Journal,
                                                 -----------------------
changing as such published rate changes, but in no event higher than the maximum rate permitted by law.

     (f)  Attorney-in-Fact.  Effective upon the occurrence and during the
          ----------------
continuation of an Event of Default hereunder, MLMCI is hereby appointed the attorney-in-fact of each Assignor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which MLMCI may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, after an Event of Default has occurred and is continuing, MLMCI shall have the right and power to receive, endorse and collect all checks made payable to the order of an Assignor representing any distribution in respect of any of the Collateral or any part thereof and to give full discharge for the same.

     (g)  Payments on Collateral to an Assignor.
          -------------------------------------

               (i) Following the occurrence and during the continuation of an Event of Default hereunder, all rights of the related Assignor to receive any payments from the related Collateral which it would otherwise be authorized to receive shall cease, and all such rights shall thereupon become vested in MLMCI, which shall thereupon have the sole right to receive and hold as Collateral such payments.

               (ii) Following the occurrence and during the continuation of an Event of Default hereunder, all payments which are received by either Assignor contrary to the provisions of the preceding subsection (i) shall be received in trust for the benefit of MLMCI, shall be segregated from other funds of both Assignors and shall be promptly paid to MLMCI.

     SECTION 12.  EFFECTS OF APPLICABLE LAW
                  -------------------------

     (a) In the event that any Applicable Law with respect to a Non-Widely Traded Security or any Change of Applicable Law with respect to a Widely Traded Security results in any material restriction or limitation on the corporate power or authority of MLMCI to enter into a proposed Loan or to continue to maintain an existing Loan with respect to any Collateral that would otherwise qualify as an Eligible Asset, (A) the parties hereto shall in good faith negotiate such additional or revised terms to this Agreement as will result in a permissible transaction that corresponds to the economic equivalent of the arrangement originally contemplated by the parties hereunder or (B) if such Applicable Law or Change of Applicable Law, as the case may be, does not permit such renegotiation, the commitment of MLMCI to enter into or to continue to maintain the Loan with respect to such Eligible Asset shall be cancelled or modified (depending upon the stated effect of the Applicable Law or Change of Applicable Law, as appropriate), with such cancellation and/or modification to be operative upon the earlier of (x) the date required by such Applicable Law or Change of Applicable Law, as appropriate, or (y) the date on which Assignor has secured alternative financing for the affected Eligible Asset.

     (b) In the event that any Applicable Law with respect to a Non-Widely Traded Security or any Change of Applicable Law with respect to a Widely Traded Security results in any adverse economic effect on MLMCI that is material with respect to the particular Loan, the parties hereto shall in good faith negotiate such additional or revised terms related to pricing that will result in a Loan that corresponds to the economic equivalent of the arrangement originally contemplated by MLMCI and Assignors.

     SECTION 13.  INTEREST PAYMENTS; REPAYMENT OF PRINCIPAL
                  -----------------------------------------

     (a) Interest on each Loan shall be payable on the date described in Annex I hereto.

     (b) The principal portion of each Loan shall be due and payable not later than the termination date referred to in Section 14(g) hereof and may be repaid in whole or in part at the discretion of the related Assignor on any date on which a payment of interest is to be made thereon by an Assignor pursuant to the terms of this Agreement provided that (i) such Assignor shall have provided MLMCI with not less than two (2) Business Days' written notice of such Assignor's intention to effect such repayment and the amount thereof, (ii) all payments of interest then due and owing on the Loan are paid in full and (iii) no Event of Default has occurred and is continuing with respect to any of Assignors' Obligations hereunder or under the Note.

     SECTION 14.  GENERAL PROVISIONS
                  ------------------

     (a) No Waiver.  No waiver or amendment of or forbearance in enforcing any
         ---------
provision of this Agreement nor consent to any departure by any party hereto shall be effective unless expressly granted in writing and shall be limited to the extent expressed therein.

     (b) Right of Set-Off.  MLMCI shall have the right to apply any amounts paid
         ----------------
on the Collateral and the proceeds of the sale thereof pursuant to this Agreement against any amounts owed by either Assignor (or any subsidiary thereof) to MLMCI, MLPF&S or any affiliate thereof under any other instrument or agreement (including, without limitation, any Repurchase Agreement). The right of set-off provided for herein shall not diminish any other rights (whether of set-off, contribution or otherwise) that MLMCI and its affiliates may have with respect to the Collateral and the distributions thereon and the proceeds thereof.

     (c) Governing Law; Severability.  This Agreement shall be governed by and
         ---------------------------
construed in accordance with the laws of the State of New York applicable to agreements made and entirely performed therein. Unless otherwise defined herein, terms defined in the Uniform Commercial Code in the State of New York are used herein as defined therein. Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or be invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     (d) Construction.  The captions in this Agreement are for convenience of
         ------------
reference only and shall not affect the construction or interpretation of any of the provisions hereof.

     (e) Assignment; Right to Transfer. (i) This Agreement shall be binding upon
         -----------------------------
and shall inure to the benefit of each of the parties hereto and their respective successors and assigns; provided, however, that neither this
                                   --------  -------
Agreement nor any rights or other obligations hereunder or under the Note may be assigned by either Assignor without prior written consent of MLMCI and any attempted or purported assignment hereof or thereof shall be void. MLMCI may assign, pledge, sell or hypothecate any or all of its rights hereunder and under the Note without the consent of any party, provided however, that the Assignor
                                           -------- -------
shall not be required to recognize any holder of the Note other than MLMCI or its affiliates. (ii) Nothing in this Agreement shall preclude MLMCI from engaging in transactions with third parties involving the selling pursuant to a repurchase arrangement, pledging, hypothecating or other transfer of the Collateral but no such transaction shall relieve MLMCI of its obligations hereunder.

     (f) Notices, Payments, Deliveries.  Unless otherwise provided herein, all
         -----------------------------
notices and other communications provided for hereunder shall be in writing (including telegraphic, facsimile or telex communication), and such notices and other communications shall, when mailed, telegraphed, communicated by facsimile transmission or telexed, be effective when received at the address for notices for the party to whom such notice or communications is to be given as follows:

     If to MLMCI:        Merrill Lynch Mortgage Capital, Inc.
                         Merrill Lynch World Headquarters
                         World Financial Center
                         North Tower - 8th Floor
                         New York, New York  10281
                         Attention:  Louis V. Molinari
                         Telephone:  (212) 449-5333
                         Telecopy:   (212) 449-6673

                         Account for Payment:
                           Bankers Trust New York
                           For the Account of Merrill Lynch
                             Mortgage Capital Inc.
                           Account Number 00812914
                           ABA No. 021-001-033

     If to CWMMHI:       CWM Mortgage Holdings, Inc.

                         35 North Lake Avenue
                         Pasadena, California  91101
                         Attention:  Michael W. Perry
                                      Executive Vice President
                                      and Chief Operating Officer
                         Telephone:  (818) 304-8400
                         Telecopy:   (818) 304-5899

     With Copies to:
                         Steve West
                         Treasurer
                         35 North Lake Avenue
                         Pasadena, California  91101

                         Account for Payment:  Bank of America
                          For the Account of CWM Mortgage Holdings, Inc. Account No. 12350-04627
                          ABA No. 121-000-358

If to INMC:              Independent National Mortgage
                         Corporation
                         35 North Lake Avenue
                         Pasadena, California  91101
                         Attention:  Michael W. Perry
                                      President and Chief
                                      Executive Officer
                         Telephone:  (818) 304-8400
                         Telecopy:   (818) 304-5899

                         With Copies to:
                         Steve West
                         Treasurer
                         35 North Lake Avenue
                         Pasadena, California  91101

                         Account for Payment:  Bank of America
                          For the Account of Independent National
                          Mortgage Corporation
                          Account No. 12350-04627
                          ABA No. 121-000-358

Provided, however, that a facsimile transmission shall be deemed to be received when transmitted so long as the transmitting machine has provided an electronic confirmation of such transmission and such transmission has occurred not earlier than 9:00 a.m. New York City time and not later than 5:00 p.m. New York City time, and provided further, however, that all financial statements delivered shall be hand-delivered or sent by first-class mail to MLMCI at such address. All payments on and deliveries of Collateral hereunder shall be made to the address or account for payments and deliveries of such Collateral for the party to whom such payment or delivery is to be made as set forth above. Any party may revise any information relating to it by notice in writing to the other parties, which notice shall be effective on the third Business Day following receipt thereof.

     (g)  Termination.
          -----------

               (i) This Agreement and MLMCI's obligation to make Loans hereunder pursuant to the terms hereof shall terminate automatically without any requirement for notice, and all outstanding Obligations of both Assignors that have not yet become due and payable will be due and payable automatically without any requirement for notice, upon the earlier of (i) two years after the date set forth on the first page hereof and (ii) the written agreement of both Assignors and MLMCI; provided, however, that
                                                    --------  -------
     notwithstanding the foregoing, this Agreement shall continue in full force and effect until all Obligations of both Assignors hereunder have been paid in full. Upon termination of this Agreement and satisfaction of all of Assignors' Obligations hereunder, MLMCI shall release its lien and security interest hereunder and assign, transfer and deliver, against receipt, any remaining Collateral and money received in respect thereof to or on the order of the related Assignor. Upon the request of the related Assignor, MLMCI will then execute termination statements and such other documents as such Assignor may reasonably request as are necessary to make clear upon the public record the termination of the lien and security interests created hereby with respect to the Collateral.

               (ii) If, at any time prior to the date seventeen (17) months after the date of this Agreement, Assignors request that MLMCI renew this Agreement for an additional term of mutually acceptable duration, MLMCI will notify Assignors not later than the date eighteen (18) months after the date of this Agreement if it will so renew this Agreement; provided,
                                                                    --------
     however, that (x) no such agreement to renew the term of this Agreement
     -------
     shall preclude MLMCI from thereafter declining to make Loans hereunder either (A) pursuant to any provision set forth herein or (B) if there is a material adverse change in the financial condition or results of operations of either Assignor or any of its subsidiaries, on a consolidated basis, and
     (y) the foregoing shall not preclude Assignors from requesting the renewal of the term of this Agreement at any other time.

     (h)  Expenses.
          --------

          (i) For so long as no Event of Default shall have occurred and shall be continuing, each party shall bear its own expenses in connection with the Loans contemplated hereby and any amendments, extension or modifications hereof.

          (ii) Following the occurrence of an Event of Default that either (A) is continuing or (B) with respect to which MLMCI is exercising its remedies hereunder, Assignors agree, jointly and severally, to pay to MLMCI on demand all reasonable costs and expenses (including reasonable expenses for legal services of every kind) of any subsequent enforcement of any of the provisions hereof, or of the performance by MLMCI of any Obligations of either Assignor in respect of the Collateral which Assignor has failed or refused to perform, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral and for the custody, care or preservation of the Collateral (including reasonable insurance costs) and defending or asserting rights and claims of MLMCI in respect thereof, by litigation or otherwise, including reasonable expenses of insurance. In addition, Assignors agree, jointly and severally, to pay to MLMCI on demand all reasonable costs and expenses (including reasonable expenses for legal services) of the registration of the Collateral in the name of MLMCI or its nominee. All such expenses shall be Obligations to MLMCI secured under this Agreement.


     (i) Indemnification.  Assignors agree, jointly and severally, to indemnify
         ---------------
and hold harmless MLMCI against all liabilities and expenses to which MLMCI may become subject relating to any fees, taxes or liability to any third party resulting from any action taken or omitted by or upon instructions of either Assignor with respect to the Collateral.

     (j)  Confidentiality.  Each of the parties hereto acknowledges that the
          ---------------
Agreement is confidential in nature and each such party agrees that, unless otherwise directed by a court of regulatory entity of competent jurisdiction or as may be required by federal or state law (which determination as to federal or state law shall be based upon written advice of counsel), it shall limit the distribution of such document to its officers, employees, attorneys, accountants and agents as required in order to conduct its business with the other parties hereto. This subparagraph (i) shall not apply to information which has otherwise lawfully entered the public domain or which the other parties have given written permission to disclose.

     (k) Further Assurances.  Each Assignor agrees that, from time to time upon
         ------------------
the prior written request of MLMCI, it will (i) execute and deliver such further documents and do such other acts and things as MLMCI may reasonably request in order to fully effectuate the purposes of this Agreement (including, without limitation, the delivery of appropriate transfer documentation as contemplated by Section 3(b) hereof) and (ii) provide such opinions of counsel concerning matters relating to this Agreement as MLMCI may reasonably request.

     (l) Remedies Cumulative.  All rights, remedies and powers of MLMCI
         -------------------
hereunder and in connection herewith are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all other rights, remedies and powers of MLMCI whether under law, equity or agreement. In addition to the rights and remedies granted to it in this Agreement or under the Note, MLMCI shall have all the rights and remedies of a secured party under the Uniform Commercial Code.

     (m) Consent to Jurisdiction.  Notwithstanding any termination of this
         -----------------------
Agreement, each Assignor hereby agrees that any legal action or proceeding against either Assignor in connection with this Agreement may be brought in the courts of the State of New York or of the United States of America located in the City and State of New York, Borough of Manhattan, as MLMCI may elect, and each Assignor hereby irrevocably submits to the non-exclusive jurisdiction of each of said courts, and waives any objection on the grounds of venue, forum non conveniens or similar ground.

     (n) Counterparts.  This Agreement may be executed in any number of
         ------------
counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     (o) Superseding of Prior Agreements.  This Agreement shall supersede the
         -------------------------------
Master Assignment Agreement, dated as of July 26, 1994, among the parties hereto, which is hereby terminated. All Loans outstanding thereunder as of the date hereof shall be deemed to be Loans outstanding hereunder as of the date hereof without any further action by any party, all amounts due or to become due thereunder shall hereafter be amounts due or to become due hereunder, and all Confirmation Statements delivered thereunder shall hereafter be deemed to be Confirmation Statements delivered hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              CWM MORTGAGE HOLDINGS, INC.

                              By: /s/ Michael W. Perry
                                  -------------------------------
                                    Name:  Michael W. Perry
                                    Title: Executive Vice President and
                                           Chief Operating Officer


                              INDEPENDENT NATIONAL MORTGAGE
                                    CORPORATION (f/k/a Countrywide
                                    Mortgage Conduit, Inc.)

                              By: /s/ Michael W. Perry
                                  -------------------------------
                                    Name:  Michael W. Perry
                                    Title: President and Chief Executive
                                           Officer


                              MERRILL LYNCH MORTGAGE CAPITAL INC.


                              By: /s/ Louis V. Molinari
                                  -------------------------------
                                    Name:  Louis V. Molinari
                                    Title: Director

                                                                       EXHIBIT A
                                                                       ---------


THIS NOTE IS NOT A
NEGOTIABLE INSTRUMENT.


NO TRANSFER OR SALE OF THIS NOTE
SHALL BE MADE UNLESS SUCH TRANSFER
IS EXEMPT FROM THE REGISTRATION
REQUIREMENTS OF THE SECURITIES ACT
OF 1933, AS AMENDED, AND ANY APPLI-
CABLE STATE SECURITIES LAWS OR IS MADE
IN ACCORDANCE WITH SAID ACT AND LAWS.


                                 NOTE

$225,000,000                New York, New York,    October __, 1994


          FOR VALUE RECEIVED, CWM MORTGAGE HOLDINGS, INC. and INDEPENDENT NATIONAL MORTGAGE CORPORATION (f/k/a Countrywide Mortgage Conduit, Inc.) (each an "Assignor" and collectively, the "Assignors") promise, jointly and severally, to pay to MERRILL LYNCH MORTGAGE CAPITAL INC. ("MLMCI") the principal sum of Two Hundred Twenty-Five Million Dollars ($225,000,000) (or so much thereof as shall have been advanced here against and shall be outstanding), in lawful money of the United States of America, in immediately available funds, with interest on each principal sum advanced here against or the unpaid balance thereof with such frequency as is specified in Annex I to the Master Assignment Agreement (the "Assignment") dated as of October __, 1994, among Assignors and MLMCI ("Annex I") (or on such other day and with such other frequency as may be mutually agreed upon by Assignors and MLMCI) in said money and funds from the date of the related advance until payment of the unpaid balance hereof at the rate per annum (based on a year of 360 days and actual days elapsed) indicated on Annex I, but in no event higher than the maximum rate permitted by law, and after payment if the unpaid principal balance is due or upon acceleration, until said balances shall be paid, at the rate per annum (based on a year of 360 days and actual days elapsed) equal to two hundred (200) basis points in excess of the prime rate for short term bank commercial loans as published in The Wall Street
                                                          ---------------
Journal, changing as such published rate changes, but in no event higher than
- - -------
the maximum rate permitted by law.

          Advances here against shall be in minimum amounts of $1,000,000 and integral multiples of $100,000 in excess thereof.

Either Assignor may request disbursement of amounts borrowed hereunder upon not less than two (2) Business Days' written notice to MLMCI. MLMCI is hereby authorized by Assignors to endorse on the Loan Schedule amounts advanced here against, the rate of interest relating thereto and any principal prepayments hereunder (as permitted by the Assignment defined below), it being understood, however, that failure to make any such endorsement shall not affect the obligations of Assignors hereunder in respect of the amounts advanced hereagainst.

          This Note is the Note referred to in the Assignment, granting to MLMCI a first priority perfected security interest in the Collateral, as described therein. The holder is entitled to the benefits of the Assignment and may enforce the agreements of Assignors contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof. All capitalized terms used in this Note and not otherwise defined shall have the respective meanings set forth in the Assignment except where the context clearly indicates otherwise.

          Each Assignor agrees to be jointly and severally liable for the obligations incurred by either Assignor under the Assignment or this Note.

          Upon the occurrence and during the continuation of an Event of Default, this Note and all other present and future obligations of any and all kinds of either Assignor in favor of the holder hereof, whether created directly or acquired by assignment, whether absolute or contingent, shall, unless the holder shall otherwise elect, forthwith be due and payable without notice or demand of any kind (except as expressly provided in the Assignment).

          Assignors hereby agrees that any legal action or proceeding against either Assignor for enforcement of this Note or of any judgment with respect to this Note may be brought in the courts of the State of New York or of the United States of America located in the City and State of New York, Borough of Manhattan, as the holder may elect, and each Assignor hereby irrevocably submits to the non-exclusive jurisdiction of each of said courts, and waives any objection on the grounds of venue, forum non conveniens or similar ground. Each Assignor irrevocably consents that service of process in any such action or proceeding may be made upon such Assignor by the mailing thereof by the holder by United States registered or certified mail, postage prepaid, to such Assignor at the address set forth herein below the signature of such Assignor, and such Assignor hereby further agrees that service of process in such manner shall be full and sufficient notice of any such action or proceeding.

          To the extent set forth in the Assignment, each Assignor waives diligence, presentment of any instrument, protest and notice of non-payment and any and all other notices and demands whatsoever in connection with the delivery, acceptance, performance, default or enforcement of this Note. Assignors agree, jointly and severally, to pay on demand all reasonable costs of collection (including reasonable attorneys' fees) paid or incurred by the holder in enforcing this Note on default. As used herein, the word "holder" shall mean MLMCI or any endorsee of this Note who is in possession hereof, if this Note is at the time payable to the bearer; provided, however, that the Obligor shall not
                                   --------  -------
be required to recognize any holder of the Note other than MLMCI and its affiliates.

This Note shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and entirely performed therein.

                                    CWM MORTGAGE HOLDINGS, INC.


                                    By:  /s/ Michael W. Perry
                                         -------------------------------
                                    Name:  Michael W. Perry
                                          ------------------------------
                                    Title: Executive Vice President and
                                           Chief Operating Officer
                                           -----------------------------

                                    Address:  CWM Mortgage Holdings, Inc.
                                              35 North Lake Avenue
                                              Pasadena, California  91101


                                    INDEPENDENT NATIONAL MORTGAGE CORPORATION
                                    (f/k/a Countrywide Mortgage Conduit, Inc.)


                                    By:  /s/ Michael W. Perry
                                         -----------------------
                                    Name:  Michael W. Perry
                                           ---------------------
                                    Title: President and Chief Executive
                                           Officer
                                            --------------------
                                    Address:  Independent National Mortgage
                                                Corporation
                                              35 North Lake Avenue
                                              Pasadena, California  91101

                                   LOAN SCHEDULE
                                   -------------


          This Note evidences Loans made by MLMCI to Assignors and the repayment of principal by Assignors to MLMCI, in the principal amounts and on the dates and with the related interest rates set forth below as well as the total amount advanced here against as of each such date:


        PRINCIPAL AMOUNT  INTEREST  PRINCIPAL AMOUNT      TOTAL
DATE        LOANED          RATE        REPAID         OUTSTANDING
- - ------  ----------------  --------  ----------------   -----------

______  ________________  ________  ________________  ___________
______  ________________  ________  ________________  ___________
______  ________________  ________  ________________  ___________
______  ________________  ________  ________________  ___________
______  ________________  ________  ________________  ___________
______  ________________  ________  ________________  ___________

                                                            EXHIBIT B
                                                            ---------

         MERRILL LYNCH MORTGAGE CAPITAL INC.'S CONFIRMATION STATEMENT

To:  CWM MORTGAGE HOLDINGS, INC.
     and
     INDEPENDENT NATIONAL MORTGAGE CORPORATION
     (f/k/a Countrywide Mortgage Conduit, Inc.)


Re:  LOAN PURSUANT TO MASTER ASSIGNMENT AGREEMENT

Gentlemen:

Merrill Lynch Mortgage Capital Inc. ("MLMCI") is pleased to confirm our Loan to the borrower designated below pursuant to the Master Assignment Agreement (the "Master Assignment Agreement"), dated as of October __, 1994, among CWM Mortgage Holdings, Inc. ("CWMMHI"), Independent National Mortgage Corporation (f/k/a Countrywide Mortgage Conduit, Inc.)("INMC") and MLMCI under the following terms and conditions:

1.   Borrower (check one):   ______ CWMMHI         ________ INMC

2.   Collateral Description:  _______________________________


   A.  Security Issue Date:  ______
   B.  Face Amount:  $____________
   C.  Current Mkt Value: $____________
   D.  Current Factor:  ______

3.   LOAN -   ____            New Funds            _____ Roll

   A.  Amount:  $____________
   B.  Closing Date:  _______
   C.  Margin Requirement:  _______

The Note, dated October __, 1994, which evidences advances under the Master Assignment Agreement will be annotated on the schedule attached thereto to reflect the date, amount and interest rate relating to this advance.

The Master Assignment Agreement is incorporated by reference into this Confirmation Statement and made a part hereof as if it were fully set forth herein. All capitalized terms used herein but not otherwise defined shall have the meanings specified in the Master Assignment Agreement.

                              Very truly yours,

                              MERRILL LYNCH MORTGAGE CAPITAL INC.


                              By:
                                   ------------------------------
                              Name:
                                     ----------------------------
                              Title:
                                      ---------------------------

Public Securities Association
40 Broad Street, New York, NY 10004-2373
Telephone (212)809-7000



                          MASTER REPURCHASE AGREEMENT


                           Dated as of October 28, 1994


Among:
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED ("Buyer")

and
CWM MORTGAGE HOLDINGS, INC. ("Seller")

and
INDEPENDENT NATIONAL MORTGAGE CORPORATION ("Seller")
(F/K/A Countrywide Mortgage Conduit, Inc.)
1.   APPLICABILITY

     From time to time the parties hereto may enter into transactions in which one party ("Seller") agrees to transfer to the other ("Buyer") securities or financial instruments ("Securities") against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Securities at a date certain or on demand, against the transfer of funds by Seller. Each such transaction shall be referred to herein as a "Transaction" and shall be governed by this Agreement, including any supplemental terms or conditions contained in Annex I hereto, unless otherwise agreed in writing.

2.   DEFINITIONS

     (a) "Act of Insolvency", with respect to any party, (i) the commencement by such party as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law, or such party seeking the appontment of a receiver, trustee, custodian or similar official for such party or any substantial part of its property, or (ii) the commencement of any such case or proceeding against such party, or another seeking such an appointment, or the filing against a party of an application for a protective decree under the provisions of the Securities Investor Protection Act of 1970, which (A) is consented to or not timely contested by such party, (B) results in the entry of an order for relief, such an appointment, the issuance of such a protective decree or the entry of an order having a similar effect, or (C) is not dismissed within 15 days, (iii) the making by a party of a general assignment for the benefit of creditors, or (iv) the admission in writing by a party of such party's inability to pay such party's debts as they become due;

     (b) "Additional Purchased Securities", Securities provided by Seller to Buyer pursuant to Paragraph 4(a) hereof;

     (c) "Buyer's Margin Amount", with respect to any Transaction as of any date, the amount obtained by application of a percentage (which may be equal to the percentage that is agreed to as the Seller's Margin Amount under subparagraph (q) of this Paragraph), agreed to by Buyer and Seller prior to entering into the Transaction, to the Repurchase Price for such Transaction as of such date;

     (d) "Confirmation", the meaning specified in Paragraph 3(b) hereof;

     (e) "Income", with respect to any Security at any time, any principal thereof then payable and all interest, dividends of other distributions thereon;

     (f) "Margin Deficit", the meaning specified in Paragraph 4(a) hereof;

     (g) "Margin Excess", the meaning specified in Paragraph 4(b) hereof;

     (h) "Market Value", with respect to any Securities as of any date, the price for such Securities on such date obtained from a generally recognized source agreed to by the parties or the most recent closing bid quotation from such a source, plus accrued income to the extent not included therein (other than any income credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) as of such date (unless contrary to market practice for such Securities);

     (i) "Price Differential", with respect to any Transaction hereunder as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such Transaction to the Purchase Price for such Transaction on a 360 day per year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the date of determination (reduced by any amount of such Price Differential previously paid by Seller to Buyer with respect to such Transaction);

     (j) 'Pricing Rate", the per annum percentage rate for determination of the Price Differential;

     (k) "Prime Rate", the prime rate of U.S. money center commercial banks as published in The Wall Street Journal;

     (l) "Purchase Date", the date on which Purchased Securities are transferred by Seller to Buyer;

     (m) "Purchase Price", (i) on the Purchase Date, the price at which Purchased Securities are transferred by Seller to Buyer, and (ii) thereafter, such price increased by the amount of any cash transferred by Buyer to Seller pursuant to Paragraph 4(b) hereof and decreased by the amount of any cash transferred by Seller to Buyer pursuant to Paragraph 4(a) hereof or applied to reduce Seller's obligations under clause (ii) of Paragraph 5 hereof;

     (n) "Purchased Securities", the Securities transferred by Seller to Buyer in a Transaction hereunder, and any Securities substituted therefor in accordance with Paragraph 9 hereof. The term "Purchased Securities" with respect to any Transaction at any time also shall include Additional Purchased Securities delivered pursuant to Paragraph 4(a) and shall exclude Securities returned pursuant to Paragraph 4(b);

     (o) "Repurchase Date", the date on which Seller is to repurchase the Purchased Securities from Buyer, including any date determined by application of the provisions of Paragraphs 3(c) or 11 hereof;

     (p) "Repurchase Price", the price at which Purchased Securities are to be transferred from Buyer to Seller upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the Purchase Price and the Price Differential as of the date of such determination, increased by any amount determined by the application of the provisions of Paragraph 11 hereof;

     (q) "Seller's Margin Amount", with respect to any Transaction as of any date, the amount obtained by application of a percentage (which may be equal to the percentage that is agreed to as the Buyer's Margin Amount under subparagraph (c) of this Paragraph), agreed to by Buyer and Seller prior to entering into the Transaction, to the Repurchase Price for such Transaction as of such date.

3.   INITIATION; CONFIRMATION; TERMINATION

     (a) An agreement to enter into a Transaction may be made orally or in writing at the initiation of either Buyer or Seller. On the Purchase Date for the Transaction, the Purchased Securities shall be transferred to Buyer or its agent against the transfer of the Purchase Price to an account of Seller.

     (b) Upon agreeing to enter into a Transaction hereunder, Buyer or Seller (or both), as shall be agreed, shall promptly deliver to the other party a written confirmation of each Transaction (a "Confirmation"). The Confirmation shall describe the Purchased Securities (including CUSIP number, if any), identify Buyer and Seller and set forth (i) the Purchase Date, (ii) the Purchase Price, (iii) the Repurchase Date, unless the Transaction is to be terminable on demand, (iv) the Pricing Rate or Repurchase Price applicable to the Transaction, and (v) any additional terms or conditions of the Transaction not inconsistent with this Agreement. The Confirmation, together with this Agreement, shall constitute conclusive evidence of the terms agreed between Buyer and Seller with respect to the Transaction to which the Confirmation relates, unless with respect to the Confirmation specific objection is made promptly after receipt thereof. In the event of any conflict between the terms of such Confirmation and this Agreement, this Agreement shall prevail.

     (c) In the case of Transactions terminable upon demand, such demand shall be made by Buyer or Seller, no later than such time as is customary in accordance with market practice, by telephone or otherwise on or prior to the business day on which such termination will be effective. On the date specified in such demand, or on the date fixed for termination in the case of Transactions having a fixed term, termination of the Transaction will be effected by transfer to Seller or its agent of the Purchased Securities and any Income in respect thereof received by Buyer (and not previously credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) against the transfer of the Repurchase Price to an account of Buyer.

4.   MARGIN MAINTENANCE

     (a) If at any time the aggregate Market Value of all Purchased Securities subject to all Transactions in which a particular party hereto is acting as Buyer is less than the aggregate Buyer's Margin Amount for all such Transactions (a "Margin Deficit"), then Buyer may by notice to Seller require Seller in such Transactions, at Seller's option, to transfer to Buyer cash or additional Securities reasonably acceptable to Buyer ("Additional Purchased Securities"), so that the cash and aggregate Market Value of the Purchased Securities, including any such Additional Purchased Securities, will thereupon equal or exceed such aggregate Buyer's Margin Amount (decreased by the amount of any Margin Deficit as of such date arising from any Transactions in which such Buyer is acting as Seller).

     (b) If at any time the aggregate Market Value of all Purchased Securities subject to all Transactions in which a particular party hereto is acting as Seller exceeds the aggregate Seller's Margin Amount for all such Transactions at such time (a "Margin Excess"), then Seller may by notice to Buyer require Buyer in such Transactions, at Buyer's option, to transfer cash or Purchased Securities to Seller, so that the aggregate Market Value of the Purchased Securities, after deduction of any such cash or any Purchased Securities so transferred, will thereupon not exceed such aggregate Seller's Margin Amount (increased by the amount of any Margin Excess as of such date arising from any Transactions in which such Seller is acting as Buyer).

     (c) Any cash transferred pursuant to this Paragraph shall be attributed to such Transactions as shall be agreed upon by Buyer and Seller.

     (d) Seller and Buyer may agree, with respect to any or all Transactions hereunder, that the respective rights of Buyer or Seller (or both) under subparagraphs (a) and (b) of this Paragraph may be exercised only where a Margin Deficit or Margin Excess exceeds a specified dollar amount or a specified percentage of the Repurchase Prices for such Transactions (which amount or percentage shall be agreed to by Buyer and Seller prior to entering into any such Transactions).

     (e) Seller and Buyer may agree, with respect to any or all Transactions hereunder, that the respective rights of Buyer and Seller under subparagraphs
(a) and (b) of this Paragraph to require the elimination of a Margin Deficit or a Margin Excess, as the case may be, may be exercised whenever such a Margin Deficit or Margin Excess exists with respect to any single Transaction hereunder (calculated without regard to any other Transaction outstanding under this Agreement).

5.   INCOME PAYMENTS

     Where a particular Transaction's term extends over an income payment date on the Securities subject to that Transaction, Buyer shall, as the parties may agree with respect to such Transaction (or, in the absence of any agreement, as Buyer shall reasonably determine in its discretion), on the date such income is payable either (i) transfer to or credit to the account of Seller an amount equal to such income payment or payments with respect to any Purchased Securities subject to such Transaction or (ii) apply the income payment or payments to reduce the amount to be transferred to Buyer by Seller upon termination of the Transaction. Buyer shall not be obligated to take an action pursuant to the preceding sentence to the extent that such action would result in the creation of a Margin Deficit, unless prior thereto or simultaneously therewith Seller transfers to Buyer cash or Additional Purchased Securities sufficient to eliminate such Margin Deficit.

6.   SECURITY INTEREST

     Although the parties intend that all Transactions hereunder be sales and purchases and not loans, in the event any such Transactions are deemed to be loans, Seller shall be deemed to have pledged to Buyer as security for the performance by Seller of its obligations under each such Transaction, and shall be deemed to have granted to Buyer a security interest in, all of the Purchased Securities with respect to all Transactions hereunder and all proceeds thereof.

7.   PAYMENT AND TRANSFER

     Unless otherwise mutually agreed, all transfers of funds hereunder shall be in immediately available funds. All Securities transferred by one party hereto to the other party (i) shall be in suitable form for transfer or shall be accompanied by duly executed instruments of transfer or assignment in blank and such other documentation as the party receiving possession may reasonably request, (ii) shall be transferred on the book-entry system of a Federal Reserve Bank, or (iii) shall be transferred by any other method mutually acceptable to Seller and Buyer. As used herein with respect to Securities, "transfer" is intended to have the same meaning as when used in Section 8-313 of the New York Uniform Commercial Code or, where applicable, in any federal regulation governing transfers of the Securities.

8.   SEGREGATION OF PURCHASED SECURITIES

     To the extent required by applicable law, all Purchased Securities in the possession of Seller shall be segregated from other securities in its possession and shall be identified as subject to this Agreement. Segregation may be accomplished by appropriate identification on the books and records of the holder, including a financial intermediary or a clearing corporation. Title to all Purchased Securities shall pass to Buyer and, unless otherwise agreed by Buyer and Seller, nothing in this Agreement shall preclude Buyer from engaging in repurchased transactions with the Purchased Securities or otherwise pledging or hypothecating the Purchased Securities, but no such transaction shall relieve Buyer of its obligations to transfer Purchased Securities to Seller pursuant to Paragraphs 3, 4 or 11 hereof, or of Buyer's obligation to credit or pay Income to, or apply Income to the obligations of, Seller pursuant to Paragraph 5 hereof.

     REQUIRED DISCLOSURE FOR TRANSACTIONS IN WHICH THE SELLER RETAINS CUSTODY OF THE PURCHASED SECURITIES

       Seller is not permitted to substitute other securities for those subject to this Agreement and therefore must keep Buyer's securities segregated at all times, unless in this Agreement Buyer grants Seller the right to substitute other securities. If Buyer grants the right to substitute, this means that Buyer's securities will likely be commingled with Seller's own securities during the trading day. Buyer is advised that, during any trading day that Buyer's securities are commingled with Seller's securities, they (will)* (may)** be subject to liens granted by Seller to (its clearing bank)* (third parties)** and may be used by Seller for deliveries on other securities transactions. Whenever the securities are commingled, Seller's ability to resegregate substitute securities for Buyer will be subject to Seller's ability to satisfy (the clearing)* (any)** lien or to obtain substitute securities.

 *Language to be used under 17 C.F.R. 403.4(e) if Seller is a government securities broker or dealer other than a financial institution.
**Language to be used under 17 C.F.R. 403.5(d) if Seller is a financial institution.

9.   SUBSTITUTION

     (a) Seller may, subject to agreement with and acceptance by Buyer, substitute other Securities for any Purchased Securities. Such substitution shall be made by transfer to Buyer of such other Securities and transfer to Seller of such Purchased Securities. After substitution, the substituted Securities shall be deemed to be Purchased Securities.

     (b) In Transactions in which the Seller retains custody of Purchased Securities, the parties expressly agree that Buyer shall be deemed, for purposes of subparagraph (a) of this Paragraph, to have agreed to and accepted in this Agreement substitution by Seller of other Securities for Purchased Securities; provided, however, that such other Securities shall have a Market Value at least equal to the Market Value of the Purchased Securities for which they are substituted.

10.  REPRESENTATIONS

     Each of Buyer and Seller represents and warrants to the other that (i) it is duly authorized to execute and deliver this Agreement, to enter into the Transactions contemplated hereunder and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance, (ii) it will engage in such Transactions as principal (or, if agreed in writing in advance of any Transaction by the other party hereto, as agent for a disclosed principal), (iii) the person signing this Agreement on its behalf is duly authorized to do so on its behalf (or on behalf of any such disclosed principal), (iv) it has obtained all authorizations of any governmental body required in connection with this Agreement and the Transactions hereunder and such authorizations are in full force and effect and
(v) the execution, delivery and performance of this Agreement and the Transactions hereunder will not violate any law, ordinance, charter, by-law or rule applicable to it or any agreement by which any of its assets are affected. On the Purchase Date for any Transaction Buyer and Seller shall each be deemed to repeat all the foregoing representations made by it.

11.  EVENTS OF DEFAULT

     In the event that (i) Seller fails to repurchase or Buyer fails to transfer Purchased Securities upon the applicable Repurchase Date, (ii) Seller or Buyer fails, after one business day's notice, to comply with Paragraph 4 hereof, (iii) Buyer fails to comply with Paragraph 5 hereof, (iv) an Act of Insolvency occurs with respect to Seller or Buyer, (v) any representation made by Seller or Buyer shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated, or (vi) Seller or Buyer shall admit to the other its inability to, or its intention not to, perform any of its obligations hereunder (each an "Event of Default"):

     (a) At the option of the non defaulting party, exercised by written notice to the defaulting party (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an Act of Insolvency), the Repurchase Date for each Transaction hereunder shall be deemed immediately to occur.

     (b) In all Transactions in which the defaulting party is acting as Seller, if the nondefaulting party exercises or is deemed to have exercised the option referred to in subparagraph (a) of this Paragraph, (i) the defaulting party's obligations hereunder to repurchase all Purchased Securities in such Transactions shall thereupon become immediately due and payable, (ii) to the extent permitted by applicable law, the Repurchase Price with respect to each such Transaction shall be increased by the aggregate amount obtained by daily application of (x) the greater of the Pricing Rate for such Transaction or the Prime Rate to (y) the Repurchase Price for such Transaction as of the Repurchase Date as determined pursuant to subparagraph (a) of this Paragraph (decreased as of any day by (A) any amounts retained by the nondefaulting party with respect to such Repurchase Price pursuant to clause (iii) of this subparagraph, (B) any proceeds from the sale of Purchased Securities pursuant to subparagraph (d)(i) of this Paragraph, and (C) any amounts credited to the account of the defaulting party pursuant to subparagraph (e) of this Paragraph) on a 360 day per year basis for the actual number of days during the period from and including the date of the Event of Default giving rise to such option to but excluding the date of payment of the Repurchase Price as so increased, (iii) all Income paid after such exercise or deemed exercise shall be retained by the nondefaulting party and applied to the aggregate unpaid Repurchase Prices owed by the defaulting party, and (iv) the defaulting party shall immediately deliver to the nondefaulting party any Purchased Securities subject to such Transactions then in the defaulting party's possession.

     (c) In all Transactions in which the defaulting party is acting as Buyer, upon tender by the nondefaulting party of payment of the aggregate Repurchase Prices for all such Transactions, the defaulting party's right, title and interest in all Purchased Securities subject to such Transactions shall be deemed transferred to the nondefaulting party, and the defaulting party shall deliver all such Purchased Securities to the nondefaulting party.

     (d) After one business day's notice to the defaulting party (which notice need not be given if an Act of Insolvency shall have occurred, and which may be the notice given under subparagraph (a) of this Paragraph or the notice referred to in clause (ii) of the first sentence of this Paragraph), the nondefaulting party may:

         (i) as to Transactions in which the defaulting party is acting as Seller, (A) immediately sell, in a recognized market at such price or prices as the nondefaulting party may reasonably deem satisfactory, any or all Purchased Securities subject to such Transactions and apply the proceeds thereof to the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder or (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased Securities, to give the defaulting party credit for such Purchased Securities in an amount equal to the price therefor on such date, obtained from a generally recognized source or the most recent closing bid quotation from such a source, against the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder; and

         (ii) as to Transactions in which the defaulting party is acting as Buyer, (A) purchase securities ("Replacement Securities") of the same class and amount as any Purchased Securities that are not delivered by the defaulting party to the nondefaulting party as required hereunder or (B) in its sole discretion elect, in lieu of purchasing Replacement Securities, to be deemed to have purchased Replacement Securities at the price therefor on such date, obtained from a generally recognized source or the most recent closing bid quotation from such a source.

     (e) As to Transactions in which the defaulting party is acting as Buyer, the defaulting party shall be liable to the nondefaulting party (i) with respect to Purchased Securities (other than Additional Purchased Securities), for any excess of the price paid (or deemed paid) by the nondefaulting party for Replacement Securities therefor over the Repurchase Price for such Purchased Securities and (ii) with respect to Additional Purchased Securities, for the price paid (or deemed paid) by the nondefaulting party for the Replacement Securities therefor. In addition, the defaulting party shall be liable to the nondefaulting party for interest on such remaining liability with respect to each such purchase (or deemed purchase) of Replacement Securities from the date of such purchase (or deemed purchase) until paid in full by Buyer. Such interest shall be at a rate equal to the greater of the Pricing Rate for such Transaction or the Prime Rate.

     (f) For purposes of this Paragraph 11, the Repurchase Price for each Transaction hereunder in respect of which the defaulting party is acting as Buyer shall not increase above the amount of such Repurchase Price for such Transaction determined as of the date of the exercise or deemed exercise by the nondefaulting party of its option under subparagraph (a) of this Paragraph.

     (g) The defaulting party shall be liable to the nondefaulting party for the amount of all reasonable legal or other expenses incurred by the nondefaulting party in connection with or as a consequence of an Event of Default, together with interest thereon at a rate equal to the greater of the Pricing Rate for the relevant Transaction or the Prime Rate.

     (h) The nondefaulting party shall have, in addition to its rights hereunder, any rights otherwise available to it under any other agreement or applicable law.

12.  SINGLE AGREEMENT

     Buyer and Seller acknowledge that, and have entered hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other. Accordingly, each of Buyer and Seller agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that each of them shall be entitled to set off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder and
(iii) that payments, deliveries and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.

13.  NOTICES AND OTHER COMMUNICATIONS

     Unless another address is specified in writing by the respective party to whom any notice or other communication is to be given hereunder, all such notices or communications shall be in writing or confirmed in writing and delivered at the respective addresses set forth in Annex II attached hereto.

14.  ENTIRE AGREEMENT; SEVERABILITY

     This Agreement shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

15.  NON-ASSIGNABILITY; TERMINATION

     The rights and obligations of the parties under this Agreement and under any Transaction shall not be assigned by either party without the prior written consent of the other party. Subject to the foregoing, this Agreement and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. This Agreement may be canceled by either party upon giving written notice to the other, except that this Agreement shall, notwithstanding such notice, remain applicable to any Transactions then outstanding.

16.  GOVERNING LAW

     This Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of law principles thereof.

17.  NO WAIVERS, ETC.

     No express or implied waiver of any Event of Default by either party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto. Without limitation on any of the foregoing, the failure to give a notice pursuant to subparagraphs 4(a) or 4(b) hereof will not constitute a waiver of any right to do so at a later date.

18.  USE OF EMPLOYEE PLAN ASSETS

     (a) If assets of an employee benefit plan subject to any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") are intended to be used by either party hereto (the "Plan Party") in a Transaction, the Plan Party shall so notify the other party prior to the Transaction. The Plan Party shall represent in writing to the other party that the Transaction does not constitute a prohibited transaction under ERISA or is otherwise exempt therefrom, and the other party may proceed in reliance thereon but shall not be required so to proceed.

     (b) Subject to the last sentence of subparagraph (a) of this Paragraph, any such Transaction shall proceed only if Seller furnishes or has furnished to Buyer its most recent available audited statement of its financial condition and its most recent subsequent unaudited statement of its financial condition.

     (c) By entering into a Transaction pursuant to this Paragraph, Seller shall be deemed (i) to represent to Buyer that since the date of Seller's latest such financial statements, there has been no material adverse change in Seller's financial condition which Seller has not disclosed to Buyer, and (ii) to agree to provide Buyer with future audited and unaudited statements of its financial condition as they are issued, so long as it is a Seller in any outstanding Transaction involving a Plan Party.

19.  INTENT

     (a) The parties recognize that each Transaction is a "repurchase agreement" as that term is defined in Section 101 of Title 11 of the United State Code, as amended (except insofar as the type of Securities subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a "securities contract" as that term is defined in Section 741 of Title 11 of the United States Code, as amended.

     (b) It is understood that either party's right to liquidate Securities delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Paragraph 11 hereof, is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title 11 of the United States Code, as amended.

20.  DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS

          The parties acknowledge that they have been advised that:

          (a) in the case of Transactions in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission ("SEC") under Section 15 of the Securities Exchange Act of 1934 ("1934 Act"), the Securities Investor Protection Corporation has taken the position that the provisions of the Securities Investor Protection Act of 1970 ("SIPA") do not protect the other party with respect to any Transaction hereunder;

          (b) in the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SIPA will not provide protection to the other party with respect to any Transaction hereunder; and

          (c) in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation, the Federal Savings and Loan Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable.


MERRILL LYNCH, PIERCE, FENNER &    CWM MORTGAGE HOLDINGS, INC.         INDEPENDENT NATIONAL MORTGAGE
SMITH INCORPORATED                                                     CORPORATION (F/K/A COUNTRYWIDE MORTGAGE CONDUIT, INC.)

By: /s/ Louis V. Molinari          By: /s/ Michael W. Perry            By: /s/ Michael W. Perry
    ______________________             ______________________              _____________________

Name: Louis V. Molinari            Name: Michael W. Perry              Name: Michael W. Perry
      ____________________               ____________________                ___________________

Title: Director                    Title: Executive Vice Persident     Title: President & Chief Executive
       ___________________                and Chief Operating Officer         Officer
                                          ___________________________         ___________________________

Date: October 28, 1994             Date: November 9, 1994               Date: November 9, 1994
      ____________________               ____________________________         ___________________________

                                    ANNEX I


A.   MARGIN REQUIREMENT:
     ------------------

The Margin Requirement for each Eligible Asset will be determined by MLMCI prior to the Closing Date for the related Loan in accordance with the following parameters:

     1. 7%-15% for Eligible Assets that both (A) are rated AAA or AA (or the equivalent) by at least one nationally recognized statistical rating organization and (B) are Mortgage-Related Securities;

     2. 20%-30% for Eligible Assets that either (A) are rated AAA or AA (or the equivalent) by at least one nationally recognized statistical rating organization but are not Mortgage-Related Securities or (B) are rated A or BBB (or the equivalent) by at least one nationally recognized statistical rating organization;

     3. 25%-30% for Eligible Assets that are rated BB or B (or the equivalent) by at least one nationally recognized statistical rating organization; and

     4.   30%-50% for Eligible Assets that are unrated.

The Margin Requirement for each Loan will be reflected in the related Confirmation Statement.


B.   LOAN INTEREST RATE:
     ------------------

Unless otherwise agreed by the parties and reflected in the Confirmation Statement, each Loan will bear interest at the following spreads over the prevailing London Interbank Offered Rate for one-month United States Dollar deposits as set forth on page 4833 of Telerate as of 8:00 a.m. New York City time on the date of determination ("LIBOR"):

     1. 20 basis points in excess of LIBOR for Eligible Assets that are rated AAA or AA (or the equivalent) by at least one nationally recognized statistical rating organization;

     2. 30 basis points in excess of LIBOR for Eligible Assets that are rated A (or the equivalent) by at least one nationally recognized statistical rating organization;

     3. 40 basis points in excess of LIBOR for Eligible Assets that are rated BBB (or the equivalent) by at least one nationally recognized statistical rating organization;

     4. 55 basis points in excess of LIBOR for Eligible Assets that are rated BB or B (or the equivalent) by at least one nationally recognized statistical rating organization; and

     5. 65 basis points in excess of LIBOR for Eligible Assets that are unrated.

Unless otherwise agreed by the parties and reflected in the Confirmation Statement, the interest rate for each Loan will reset monthly on the one-month anniversary of the Closing Date for such Loan.


C.   DATE FOR PAYMENT OF INTEREST:
     ----------------------------

Interest on each Loan will be payable monthly in arrears on the last business day of each calendar month or, if earlier, on the expiration of the term of such Loan, on the termination date referred to in Section 14(g) hereof or at such other times as may be specified in this Agreement.







                                    ANNEX I
                                  (continued)

              SUPPLEMENTAL TERMS TO MASTER REPURCHASE AGREEMENT,
                      DATED AS OF OCTOBER 28, 1994, AMONG
              MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
                        CWM MORTGAGE HOLDINGS, INC. AND
                   INDEPENDENT NATIONAL MORTGAGE CORPORATION
                   (f/k/a Countrywide Mortgage Conduit, Inc.)


1.   APPLICABILITY.
     -------------

     These Supplemental Terms (the "Supplemental Terms") to Master Repurchase Agreement (the "Master Repurchase Agreement", and collectively with these Supplemental Terms, the "Agreement") modify the terms and conditions under which the parties hereto, from time to time, enter into Transactions. To the extent that these Supplemental Terms conflict with the terms of the Master Repurchase Agreement, these Supplemental Terms shall control.

2.   ADDITIONAL DEFINITIONS.
     ----------------------

     Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Master Repurchase Agreement. Capitalized terms used in the Master Repurchase Agreement whose definitions are modified in these Supplemental Terms shall, for all purposes of the Agreement, be deemed to have such modified definitions.

     "Act of Insolvency" shall have the meaning set forth in the Master Repurchase Agreement except that subsection (C) shall state "is not stayed or dismissed within 45 days".

     "Applicable Law" shall refer to any statute, rule, regulation, order, judgment, decree or other law of any federal, state or local governmental authority or any self-regulating organization with regulatory jurisdiction over MLPF&S, or an Obligor (including, without limitation, the 1934 Act, Regulation T promulgated by the Board of Governors of the Federal Reserve System, the rules and regulations of the New York Stock Exchange and the National Association of Securities Dealers, the Employee Retirement Income Security Act of 1974, as amended, the Internal Revenue Code of 1986, as amended, and the regulations and interpretations thereof adopted by the Internal Revenue Service, and any state or local tax law and any interpretation thereof by the relevant state or local tax authority) that is binding on MLPF&S, MLMCI or an Obligor, other than corporate income, franchise or other taxes of general application to MLPF&S.

     "Book Net Worth" shall refer to the equity of an Obligor determined in accordance with GAAP less the sum of (i) intercompany receivables, (ii) loans to officers or employees of such Obligor and (iii) deferred charges.

     "Business Day" shall mean any day excluding Saturday, Sunday and any day on which banks located in the States of New York or California are authorized or permitted to close for business. All references to "business day" in the Master Repurchase Agreement shall be deemed to be references to Business Day.

     "Buyer" shall, in all cases under the Master Repurchase Agreement and these Supplemental Terms, refer to MLPF&S.

     "Change of Applicable Law" shall refer to any substantive change in any Applicable Law that occurs after the date hereof.

     "CWMMHI" shall refer to CWM Mortgage Holdings, Inc.

     "Eligible Assets" shall refer to assets satisfying the following criteria:

          (i) a mortgage pass-through security that evidences a fractional, undivided ownership interest in a pool of underlying single (1-4) family, residential mortgage loans (including the right to receive principal and/or interest payments thereon);

          (ii) a mortgage pass-through security that is either (A) a rated or unrated security (i) that is issued pursuant to a registration statement filed with the SEC under Section 5 of the Securities Act of 1933, as amended, (ii) that is part of an issue with an aggregate original principal amount of not less than $25,000,000 and (iii) current reports relating to the issue have been filed with the SEC or (B) a Mortgage-Related Security (provided that, at the time of any proposed Transaction, Section 11(d) of the 1934 Act does not prohibit MLPF&S from entering into a Transaction with respect to such security);

          (iii) any mortgage pass-through security may be subordinated in right of payment to one or more other classes of mortgage pass-through securities backed by the same pool of underlying residential mortgage loans, including without limitation "interest-only" securities, "principal-only" securities and any "inverse floater" security financed by MLPF&S under any repurchase or loan agreement existing between the parties on the date hereof, but specifically excluding any security that would reasonably subject MLPF&S, as the owner or pledgee thereof, to any potential loss in excess of the amount advanced by MLPF&S to an Obligor for such security hereunder (e.g., a
                                                                      ----
                 certificate evidencing a "residual interest" in a REMIC);

          (iv) if such mortgage pass-through security is a Non-Widely Traded Security, there is no Applicable Law that would materially restrict or limit the corporate power or authority of MLPF&S to enter into a Transaction with respect thereto;

          (v) if such mortgage pass-through security is a Widely Traded Security, there is no Change of Applicable Law that would materially restrict or limit the corporate power or authority of MLPF&S to enter into a Transaction with respect thereto;

          (vi) as of the Purchase Date of the applicable Transaction (and excluding the dates of any subsequent rollovers), such mortgage pass-through security is readily salable to sophisticated investors that purchase similar securities in the secondary mortgage market; and

          (vii) as of any date of determination, such mortgage pass-through security has not become unsalable as a result of the characteristics of the underlying pool of mortgage loans and/or any material adverse change in the financial condition or results of operations of Obligor or any of its subsidiaries, on a consolidated basis, (provided that temporary market conditions, as determined by MLPF&S in the good faith exercise of its reasonable business judgment, shall not in any event render any mortgage pass-through security unsalable for purposes hereof).

     In addition to the foregoing, either Obligor may, from time to time, request that additional assets qualify as "Eligible Assets" and MLPF&S may, at its option, elect to effect Transactions with respect to such additional assets on a case-by-case basis.

     "Financing Agreement" shall refer to the Master Assignment Agreement and any master repurchase agreement between MLPF&S (and/or any affiliate thereof) and either Obligor (and/or any affiliate thereof).

     "GAAP" shall refer to generally accepted accounting principles consistently applied.

     "INMC" shall refer to Independent National Mortgage Corporation (f/k/a Countrywide Mortgage Conduit, Inc.).

     "Master Assignment Agreement" shall refer to the Master Assignment Agreement, of even date herewith, among Obligors and MLMCI.

     "MLMCI" shall refer to Merrill Lynch Mortgage Capital Inc.

     "MLPF&S" shall refer to Merrill Lynch, Pierce, Fenner & Smith Incorporated.

     "MLPF&S's Margin Amount" shall have the meaning set forth in the Master Repurchase Agreement except that the percentage referred to therein for each Transaction shall be specified in Exhibit I hereto.

     "Mortgage-Related Security" shall mean a "mortgage related security" as such term is defined in Section 3(a)(41) of the 1934 Act.

     "1934 Act" shall refer to the Securities Exchange Act of 1934, as amended.

     "Non-Widely Traded Security" shall refer to a mortgage pass-through security that is not of a type that is widely traded among sophisticated investors that purchase similar securities in the secondary mortgage market as of the date hereof.

     "Obligor" shall, in all cases under the Master Repurchase Agreement and these Supplemental Terms, refer to one or both Obligors as the context may require.

     "Obligors" shall refer to CWMMHI and INMC.

     "Obligor's Margin Amount" shall have the meaning set forth in the Master Repurchase Agreement except that the percentage referred to therein for each Transaction shall be specified in Exhibit I hereto.

     "Pricing Rate" shall have the meaning set forth in the Master Repurchase Agreement except that the percentage referred to therein for each transaction shall be specified in Exhibit I hereto.

     "Rating Agency" shall refer to any nationally recognized statistical rating organization acceptable to MLPF&S in its reasonable business judgment.

     "REMIC" shall refer to a "real estate mortgage investment conduit" as such term is defined in the Internal Revenue Code of 1986, as amended.

     "SEC" shall refer to the Securities and Exchange Commission.

     "Transaction" shall, in addition to the definition set forth in the Master Repurchase Agreement, refer to substitutions pursuant to Paragraph 9 of the Master Repurchase Agreement.

     "Widely Traded Security" shall refer to a mortgage pass-through security that is of a type that is widely traded among sophisticated investors that purchase similar securities in the secondary mortgage market as of the date hereof.

3.   MODIFICATIONS OF PARAGRAPH 11 OF THE MASTER REPURCHASE AGREEMENT.
     ----------------------------------------------------------------

     Subparagraph (v) of Paragraph 11 of the Master Repurchase Agreement is hereby modified in its entirety to read as follows:

     "any representation or warranty made by Seller or Buyer shall have been incorrect or untrue in any material respect, when made or repeated or deemed to have been made or repeated, provided, however, that such breach
                                           --------  -------
     of representation or warranty shall not constitute an Event of Default with respect to an Eligible Asset if after taking into account the Market Value of the Eligible Assets without taking into account the Eligible Assets with respect to which such breach occurred no other Event of Default shall have occurred and be continuing."

     Paragraph 11 of the Master Repurchase Agreement is hereby further amended by adding new subsections (i) and (j) to such Paragraph:

               (i) Any sales of Purchased Securities, pursuant to Paragraph 11(d)(i) of the Agreement, may be effected in a commercially reasonable manner in public or private sales as MLPF&S may reasonably deem appropriate and at such price or prices as MLPF&S may reasonably deem satisfactory. In the event MLPF&S elects in lieu of so selling such Purchased Securities to give an Obligor credit for such Purchased Securities, such credit shall be in an amount equal to the Market Value thereof as of the date of acceleration.

               (j) If an Event of Default shall occur and be continuing, MLPF&S shall exercise reasonable efforts

          (the reasonableness of which shall be determined by MLPF&S in its discretion in light of the circumstances) to provide notice to an Obligor prior to exercising any remedy in respect of an Event of Default by such Obligor, provided, however, that notwithstanding
                                   --------  -------
          anything in the Agreement to the contrary, MLPF&S shall not be required, prior to exercising any remedy in respect of an Event of Default by such Obligor, to give any notice otherwise required hereunder, if MLPF&S reasonably believes that (i) the Purchased Securities then held by MLPF&S threaten to decline speedily in value or (ii) any delay occasioned by the giving of such notice will jeopardize MLPF&S's ability to recover, by sale of such Purchased Securities or otherwise, all or part of the then outstanding amount of the Repurchase Price or of any other amounts payable to MLPF&S or any affiliate thereof pursuant hereto. If no prior notice is given, MLPF&S shall give notice to the related Obligor of the remedies effected by MLPF&S promptly thereafter. MLPF&S may forthwith apply the cash, if any, then held by it as part of the Purchased Securities relating to any Transaction to the payment of the Repurchase Price, and, if there shall be no such cash or the cash so applied shall not be sufficient to pay in full the Repurchase Price, may thereafter collect, receive, appropriate, retain and realize upon the Purchased Securities, or any part thereof, and may forthwith sell, assign, contract to sell, or otherwise dispose of and deliver the Purchased Securities, or any part thereof, in one or more parcels at such public or private sale or sales, at such place or places, at such price or prices and upon such other terms and conditions as MLPF&S may deem best (provided, however, that MLMCI shall act in a commercially reasonable manner), for cash or on credit or for future delivery without assumption of any credit risk, with the right of MLPF&S upon any such sale or sales to purchase all or any part of the Purchased Securities so sold. Upon any sale, transfer or other disposition of the Purchased Securities pursuant hereto MLPF&S shall have the right to deliver, assign and transfer to the transferee thereof the Purchased Securities so sold. Each transferee upon any such transfer or other disposition shall hold the property thereby acquired by it absolutely free from any claim or right of any kind, including any equity or rights of redemption, of either Obligor, each of which hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute whether now existing or hereafter adopted (in the latter case, to the extent permitted thereby). Each Obligor agrees that MLPF&S need give only such notice of the time and place of any public or private sale (including any adjourned private sale) or other intended disposition as may be required by market conditions and standards of commercial reasonableness and that MLPF&S need not in any event give more than five (5) days' notice that such sale or disposition is to take place. Each Obligor agrees that the notice provided for in the preceding sentence is reasonable notification of such matters.

                 MLMCI shall not be obligated to make any sale pursuant to any such notice. MLMCI may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned, provided that MLMCI shall act in a commercially reasonable manner. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by MLMCI until the selling price is paid by the purchaser thereof, but MLMCI shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and, in case of any such failure, such Collateral may again be sold upon like notice. MLMCI, however, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the lien and security interest created hereby and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.


              (k) MLPF&S shall have no obligation to realize upon any Purchased Securities, except through proper application of any distributions with respect to the Purchased Securities made directly to MLPF&S or its agent(s). Obligor hereby waives the defense of impairment of the Purchased Securities; provided, however, that MLPF&S shall act in a
                                --------  -------
          commercially reasonable manner. MLPF&S may in its sole discretion elect to realize upon all or a portion of the Purchased Securities by giving the Obligor credit for such Purchased Securities, which credit shall be in an amount equal to the Market Value thereof as of the date of acceleration.

4.   COMMITMENT; DISBURSEMENT OF FUNDS.
     ---------------------------------

               (i) Subject to the terms and conditions stated herein, and relying upon the representations, warranties and covenants of Obligors herein set forth, MLPF&S agrees to enter into one or more Transactions with each Assignor. The outstanding Repurchase Price for both Obligors under the Agreement shall be limited to the excess of $225,000,000 over the sum of all amounts owed by the Obligors to MLPF&S hereunder and all amounts owed by the Obligors to MLMCI under the Assignment Agreement.

              (ii) Obligors agree, jointly and severally, to pay to MLMCI, on behalf of MLPF&S hereunder and on behalf of itself under the Master Assignment Agreement, a structuring fee applicable to both this Agreement and the Master Assignment Agreement in the aggregate amount of $1,125,000.00 simultaneously with the execution of this Agreement, and the agreement of MLPF&S to enter into Transactions hereunder shall not be effective until such structuring fee has been received by MLMCI.

             (iii) Either Obligor may request that the parties enter into a transaction hereunder by making a written request, either by mail or facsimile transmission, to MLPF&S. MLPF&S shall pay the Purchase Price within two (2) days of receipt of such notice, so long as the terms and conditions of this Agreement are fully satisfied and no Event of Default hereunder shall have occurred and be continuing. The amount of any such Purchase Price shall be in a minimum amount of $1,000,000 and integral multiples of $100,000 in excess thereof.

              (iv)  The Pricing Rate shall be specified in Exhibit I hereto.

5.   CONFIRMATION.
     ------------

     (a) Each Confirmation shall be binding upon Obligors (jointly and severally) and MLPF&S unless written notice of objection is given by the objecting party to the other parties within two (2) Business Days after the objecting party's receipt of the Confirmation.

     (b) MLPF&S may, but shall not be required to, deliver Confirmations confirming periodic adjustments in the Pricing Rate for a particular Transaction.

     (c) Notwithstanding the last sentence of Paragraph 3(b) of the Master Repurchase Agreement, in the event of any conflict between the terms of a Confirmation and the Agreement, such Confirmation shall prevail.

6.   MARKET VALUE DETERMINATION.
     --------------------------

     (a) MLPF&S shall determine the Market Value for the Purchased Securities in the good faith exercise of its reasonable business judgment from time to time and at such time as it may elect in its sole discretion.

     (b) With respect to any Purchased Security that an Obligor has not acquired directly from MLPF&S or any of its affiliates, either (i) such Obligor will provide to MLPF&S in a timely manner all data with respect thereto that MLPF&S may reasonably request (which, at a minimum, shall include (x) either (A) a CMO Passport model for the Eligible Asset, if available at such time, or (B) if a CMO Passport model is not yet available, price/yield tables prepared by the underwriter or placement agent for the Eligible Asset with the CMO Passport model to follow within 30 days after the date of issuance of the Eligible Asset, and (y) a prospectus and, if applicable, a prospectus supplement for the Eligible Asset) or (ii) such Purchased Security will be deemed to have a Market Value of zero.

7.   DELIVERY OF PURCHASED SECURITIES AND ADDITIONAL DOCUMENTS.
     ---------------------------------------------------------

     (a) The Purchased Securities shall be delivered to MLPF&S registered in the name of MLPF&S or, if MLPF&S shall agree in its sole discretion, with properly endorsed instruments of transfer (including, without limitation, any opinions of counsel and certificates required for transfer) that will enable MLPF&S to cause such Purchased Securities to be so registered without further action on the part of MLPF&S other than delivering such Purchased Securities and such instruments of transfer to the appropriate transfer agent. The right of MLPF&S to receive, and the obligation of Obligors to deliver, Purchased Securities in the form described in the preceding sentence shall not be waived or reduced by MLPF&S's having accepted and received, knowingly or unknowingly, Purchased Securities that have not been so registered or are not accompanied by such instruments of transfer.

     (b) Each Obligor agrees that, from time to time upon the prior written request of MLPF&S, it will (i) execute and deliver such further documents and do such other acts and things as MLPF&S may reasonably request in order to fully effectuate the purposes of the Agreement (including, without limitation, the delivery of appropriate transfer documentation as contemplated by Paragraph (6)(a) hereof) and (ii) provide such opinions of counsel concerning matters relating to the Agreement as MLPF&S may reasonably request.

8.   REPRESENTATIONS, WARRANTIES AND COVENANTS.
     -----------------------------------------

     (a) Each party represents and warrants, as of the date of this Agreement and as of the Purchase Date of each Transaction, as follows:

          (i) The execution, delivery and performance of the Agreement and the performance of each Transaction do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance (other than pursuant hereto) upon or with respect to any of its properties;

          (ii) The Agreement is, and each Transaction when entered into under the Agreement will be, a legal, valid and binding obligation of it enforceable against it in accordance with the terms of the Agreement, subject as to enforcement, to applicable bankruptcy, insolvency, reorganization and similar laws relating to or affecting creditors' rights, to the assumption that enforcement will be undertaken in a commercially reasonable manner, and to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law; and

          (iii) Since the date of the most recent balance sheet or financial statement delivered by it pursuant to Paragraph 11 hereof, there has been no material adverse change in its financial condition or results of operations.

     (b) Each Obligor represents and warrants as to each Transaction as of the Purchase Date of each Transaction, as follows:

          (i) All information provided by such Obligor to MLPF&S concerning the Purchased Securities is true and correct in all material respects;

          (ii) MLPF&S has a first priority lien on and security interest in the Purchased Securities (including all proceeds, distributions and other amounts realized in respect thereof) in favor of MLPF&S, subject to no prior lien, charge, encumbrance or rights of others, and, assuming that MLPF&S has taken and maintains possession of the Purchased Securities either (A) registered in the name of MLPF&S or its nominee or (B) delivered with such instruments of transfer as provided in Paragraph 7(a) of these Supplemental Terms, no further action, including any filing or recordation of any document, is currently required in order to establish and perfect the liens on and security interests in the Purchased Securities in favor of MLPF&S against any third parties in any jurisdiction;

          (iii) There are no delinquent federal, state, city, county or other taxes relating to an Obligor, any Purchased Security sold by it to MLPF&S under the Agreement or any arrangement pursuant to which such Purchased Security is issued, and all such tax liabilities have been satisfied except those that are being contested by such Obligor in good faith and with respect to which payment has been stayed by a court of competent jurisdiction; and

          (iv)   Each Purchased Security is an Eligible Asset.


     (c)  Each Obligor covenants with MLPF&S as follows:

          (i) Obligor will pay and discharge all taxes, levies, liens and other charges on its assets and on the Purchased Securities sold by it to MLPF&S under the Agreement which, in each case, in any manner would create any lien or charge upon such Purchased Securities and which would materially adversely affect the interests of MLPF&S except those that are being contested by such Obligor in good faith and with respect to which payment has been stayed by a court of competent jurisdiction;

          (ii) The ratio of total liabilities to equity of each Obligor and its subsidiaries, on a consolidated basis, as determined in accordance with GAAP (but excluding (1) limited purpose finance subsidiaries of Obligor that issue collateralized mortgage obligations and (2) trusts that issue mortgage pass-through certificates and with respect to which an Obligor acts as depositor), shall not at any time exceed 25 to 1; and

          (iii) The Book Net Worth of Obligor for any two consecutive calendar quarters shall not be less than or equal to 70% of Obligor's Book Net Worth as of the date set forth on the first page hereof; and


9.   EVENTS OF DEFAULT; REMEDIES.
     ---------------------------

     (a) The term "Event of Default" shall, in addition to the definition set forth in the Master Repurchase Agreement, include the following events:

          (i) In the reasonable judgment of MLPF&S a material adverse change shall have occurred in the business, operations, properties or financial condition of an Obligor;

          (ii) MLPF&S shall for any reason cease to have a valid, first priority perfected security interest in any of the Purchased Securities; provided however, that such circumstance shall not
                             -------- -------
                 constitute an Event of Default if after determining the Market Value of the Eligible Assets without taking into account the Eligible Assets with respect to which such circumstances have occurred, no other Event of Default shall have occurred and be continuing.

          (iii) An Obligor shall be in default with respect to any normal and customary covenants under any material contract or agreement (including, without limitation, any Financing Agreement) to which it is a party (which covenants include, but are not limited to, an Act of Insolvency of such Obligor or the failure of such Obligor to make required payments in an aggregate amount in excess of one million ($1,000,000) dollars under such contract or agreement as they become due) which default permits acceleration of the obligations of such Obligor under such contract or agreement by any other party thereto;

          (iv) An Obligor shall merge or consolidate into any entity unless the surviving or resulting entity shall be a corporation organized under the laws of a state of the United States and such entity expressly assumes by written agreement, executed and delivered to MLPF&S in form and substance satisfactory to MLPF&S, the performance of all of such Obligor's duties and obligations hereunder;

          (v) MLPF&S shall request assurances as to the financial well-being of an Obligor and such assurances shall not have been provided verbally within twenty-four (24) hours and in writing within forty-eight (48) hours of such request;

          (vi) A final judgment by any competent court in the United States of America for the payment of money in an amount of at least $1,000,000 is rendered against the defaulting party, and the same remains undischarged or unpaid for a period of sixty (60) days during which execution of such judgment is not effectively stayed;

          (vii) Any representation or warranty made by any party in the Agreement shall have been incorrect or untrue when made or repeated or when deemed to have been made or repeated and the interests of MLPF&S, in the case of a breach by an Obligor, or of an Obligor, in the case of a breach by MLPF&S, shall have been materially adversely affected thereby, and such breach is continuing;

          (viii) Any party shall breach any covenant in the Agreement and the interests of MLPF&S, in the case of a breach by an Obligor, or of an Obligor, in the case of a breach by MLPF&S, shall have been materially adversely affected thereby, and such breach is continuing;

          (ix) The filing by either Obligor of a petition in bankruptcy, the adjudication of either Obligor as insolvent or bankrupt, the petition or application by either Obligor or a controlling entity of INMC for any receiver or trustee for itself or any substantial part of its property, the commencement of any proceeding relating to it under any reorganization, arrangement, dissolution or liquidation law, or the initiation of any such proceeding against either Obligor if either Obligor indicates by any act its consent thereto or if such proceeding is not dismissed or stayed within forty-five
                 (45) days;

          (x) A firm of independent accountants shall have failed to issue an opinion or shall have issued an opinion qualified adversely in any material respect in connection with the most recent audited financial statements of an Obligor.

     The acceleration of the Repurchase Date as provided in this Paragraph 9 shall be in addition to any other rights of the parties to cause such an acceleration under the Agreement.


     (b) In addition to the other remedies available to the parties upon the occurrence and during the continuance of an Event of Default by a defaulting party, MLPF&S shall have the following additional remedies upon the occurrence and during the continuance of an Event of Default by an Obligor;

          (i) All rights of Obligors to receive payments which either of them would otherwise be authorized to receive pursuant to Paragraph 6 of the Agreement shall cease, and all such rights shall thereupon become vested in MLPF&S, which shall thereupon have the sole right to receive such payments and apply them to the amounts owed jointly and severally by Obligors pursuant to the Agreement.

          (ii) All payments that are received by either Obligor contrary to the provisions of the preceding clause (i) shall be received in trust for the benefit of MLPF&S and shall be segregated from other funds of Obligors and shall be promptly paid to MLPF&S.

     (c) Any sale of Purchased Securities under Paragraph 11 of the Master Repurchase Agreement shall be conducted in a commercially reasonable manner.


10.  APPLICATION OF PROCEEDS.
     -----------------------

     (a) The proceeds of any sale or other realization of all or any part of the Purchased Securities, and any other cash at the time held by MLPF&S under this Agreement, shall be applied by MLPF&S in the following order of priority:

          First, to the payment of all reasonable costs and expenses of such
          -----
     sale incurred by MLPF&S and its affiliates and all expenses (including the fees and expenses of counsel), liabilities and advances reasonably made or incurred by MLPF&S and its affiliates in connection therewith.

          Second, to the payment of the outstanding Repurchase Price owed by
          ------
     Obligors jointly and severally under this Agreement.

          Third, to the payment of all other amounts owed by Obligors jointly
          -----
     and severally under this Agreement.

          Fourth, to the payment of any amounts owed by either Obligor to MLMCI,
          ------
     MLPF&S or any affiliate thereof under a Financing Agreement.

          Fifth, to the payment of any other amounts owed by either Obligor to
          -----
     MLMCI or MLPF&S under any other instrument or agreement.

          Sixth, to the payment to the related Obligor, or to such other person
          -----
     as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds and other cash.

          As used in the Agreement, "proceeds" of the Purchased Securities shall mean cash and other property received or otherwise realized in respect of the Purchased Securities.

     (b) Expenses incurred in connection with an Event of Default where MLPF&S is the nondefaulting party shall include without limitation those costs and expenses incurred by MLPF&S as a result of the early termination of any repurchase agreement or reverse repurchase agreement entered into by MLPF&S in connection with any Transaction.


11.  FINANCIAL STATEMENTS.
     --------------------

     (a) As of the date hereof, MLPF&S and each Obligor shall each provide the other with its audited year-end financial statements and its most recent publicly available interim financial statement. MLPF&S and each Obligor shall from time to time each provide the other with audited year-end financial statements and additional publicly available interim financial statements upon such other party's reasonable request.

     (b) Each Obligor shall provide MLPF&S, at the expense of such Obligor without request of MLPF&S, with all financial statements required to be filed with the Securities and Exchange Commission in connection with an Obligor's 10Q and 10K reports as soon after the filing thereof as practicable.

     (c) Each delivery of Purchased Securities by each Obligor to MLPF&S under the Agreement will constitute a representation by such Obligor that there has been no material adverse change in such Obligor's financial condition not disclosed to MLPF&S since the date of such Obligor's most recent unaudited balance sheet or income statement delivered to MLPF&S. Each Obligor shall provide MLPF&S, from time to time at such Obligor's expense, with such information concerning Obligor of a financial or operational nature as MLPF&S may reasonably request promptly upon receipt of such request.

12.  PRICE DIFFERENTIAL; PRICING RATE; REPURCHASE PRICE.
     --------------------------------------------------

     (a) The Price Differential shall be payable in arrears with respect to each Transaction, together with the Purchase Price therefor, on the termination date for the related Transaction or as may be otherwise mutually agreed upon by the parties and as specified in the related Confirmation.

     (b) The Pricing Rate shall be reset monthly on the one-month anniversary of the Purchase Date for the Transaction unless otherwise specified in the related Confirmation.

     (c) All calculations of Price Differential shall be made on the basis of a 360-day year and the actual number of days elapsed.

     (d) Payment of the Repurchase Price (including the Price Differential) shall be made by wire transfer in immediately available funds or in such other manner as may be mutually agreed upon by MLPF&S and the related Obligor in writing. Amounts received by MLPF&S after 3:00 p.m., New York City time, on any Business Day shall be deemed to have been paid by the related Obligor and received by MLPF&S on the next succeeding Business Day.

13.  ADDITIONAL INFORMATION; CONFIDENTIALITY.
     ---------------------------------------

     (a) Each Obligor agrees to provide to MLPF&S, as received, any payment statements, notices or other communications directed to holders of the Purchased Securities.

     (b) Each of the parties hereto acknowledges that the Agreement is confidential in nature and each such party agrees that, unless otherwise directed by a court or regulatory entity of competent jurisdiction or as may be required by federal or state law (which determination as to federal or state law shall be based upon written advice of counsel), it shall limit the distribution of such document to its officers, employees, attorneys, accountants and agents as required in order to conduct its business with the other parties hereto. This subparagraph (b) shall not apply to information which has otherwise lawfully entered the public domain or which the other parties have given written permission to disclose.

14.  MARGIN MAINTENANCE.
     ------------------

     Paragraph 4(a) of the Master Repurchase Agreement is hereby modified to provide that if the notice to be given by MLPF&S to an Obligor under such paragraph is given at or prior to 10:00 a.m. New York City time on a Business Day, such Obligor shall transfer the cash or Additional Purchased Securities to MLPF&S (in the manner contemplated by the Agreement) prior to the close of business in New York City on the date of such notice, and if such notice is given after 10:00 a.m. New York City time, such Obligor shall transfer the cash or Additional Purchased Securities (in the manner as aforesaid) prior to the close of business in New York City on the Business Day following the date of such notice.

15.  MLPF&S AS ATTORNEY-IN-FACT.
     --------------------------

     Effective upon the occurrence and during the continuation of an Event of Default, MLPF&S is hereby appointed the attorney-in-fact of each Obligor for the purpose of carrying out the provisions of the Agreement and taking any action and executing any instruments which MLPF&S may deem necessary or advisable to accomplish the purposes of the Agreement, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, after an Event of Default has occurred and is continuing, MLPF&S shall have the right and power to receive, endorse and collect all checks made payable to the order of an Obligor representing any distribution in respect of any of the Collateral or any part thereof and to give full discharge for the same.

16.  EFFECTS OF APPLICABLE LAW.
     -------------------------

     (a) In the event that any Applicable Law with respect to a Non-Widely Traded Security or any Change of Applicable Law with respect to a Widely Traded Security results in any material restriction or limitation on the corporate power or authority of MLPF&S to enter into a proposed Transaction or to continue to maintain an existing Transaction with respect to any Security that would otherwise qualify as an Eligible Asset, (A) the parties hereto shall in good faith negotiate such additional or revised terms to the Agreement as will result in a permissible transaction that corresponds to the economic equivalent of the arrangement originally contemplated by the parties under the Agreement or (B) if such Applicable Law or Change of Applicable Law, as the case may be, does not permit such renegotiation, the commitment of MLPF&S to enter into or to continue to maintain the Transaction with respect to such Security shall be cancelled or modified (depending upon the stated effect of the Applicable Law or Change of Applicable Law, as appropriate), with such cancellation and/or modification to be operative upon the earlier of
          (x) the date required by such Applicable Law or Change of Applicable Law, as appropriate, or (y) the date on which the related Obligor has secured alternative financing for the affected Security.

     (b) In the event that any Applicable Law with respect to a Non-Widely Traded Security or any Change of Applicable Law with respect to a Widely Traded Security results in any adverse economic effect on MLPF&S that is material with respect to the particular Transaction, the parties hereto shall in good faith negotiate such additional or revised terms related to pricing that will result in a Transaction that corresponds to the economic equivalent of the arrangement originally contemplated by MLPF&S and Obligors.

17.  TERMINATION.
     -----------

     (a) Notwithstanding any provisions of Paragraph 15 of the Master Repurchase Agreement to the contrary, the Agreement and all Transactions outstanding hereunder shall terminate automatically without any requirement for notice on the date occurring on the earlier of (i) two years after the date set forth on the first page hereof and (ii) the written agreement of Obligors and MLPF&S; provided, however, that notwithstanding the foregoing, the Agreement
          --------  -------
          shall continue in full force and effect until any outstanding Repurchase Price has been paid in full. Upon termination of the Agreement and the payment of the Repurchase Price with respect to all Transactions, MLPF&S shall release its lien and security interest under the Agreement and assign, transfer and deliver, against receipt, any remaining Purchased Securities and money received in respect thereof to or on the order of the related Obligor. Upon the request of the related Obligor, MLPF&S will then execute termination statements and such other documents as such Obligor may reasonably request as are necessary to make clear upon the public record the termination of the lien and security interests created the Agreement with respect to the Purchased Securities.

     (b) If, at any time prior to the date seventeen (17) months after the date of the Agreement, Obligors request that MLPF&S renew the Agreement for an additional term of mutually acceptable duration, MLPF&S will notify Obligors not later than the date eighteen (18) months after the date of the Agreement if it will so renew the Agreement; provided, however,
                                                              --------  -------
          that (i) no such agreement to renew the term of the Agreement shall preclude MLPF&S from thereafter declining to enter into Transactions hereunder either (A) pursuant to any provision set forth in the Agreement or (B) if there is a material adverse change in the financial condition or results of operations, of an Obligor or any of its subsidiaries and (ii) the foregoing shall not preclude Obligors from requesting the renewal of the term of the Agreement at any other time.

18.  RIGHT OF SET-OFF.
     ----------------

     MLPF&S shall have the right to apply any distributions on the Purchased Securities and the proceeds of the sale thereof pursuant to the Agreement against any amounts owed by either Obligor to MLMCI, MLPF&S or any affiliate thereof under any other instrument or agreement (including, without limitation, any Financing Agreement). The right of set-off provided for herein shall not diminish any other rights (whether of set-off, contribution or otherwise) that MLPF&S and its affiliates may have with respect to the Purchased Securities and the distributions thereon and the proceeds thereof.

19.  JOINT AND SEVERAL LIABILITY OF OBLIGORS.
     ---------------------------------------

     The Obligors agree to be jointly and severally liable for the obligations of either Obligor hereunder and all representations, warranties, covenants and agreements made by or on behalf of either or both Obligors in the Agreement or in any exhibit hereto or any document, instrument or certificate delivered pursuant hereto shall be deemed to have been made by each Obligor, jointly and severally. The Obligors further agree that, notwithstanding any right of MLPF&S to investigate fully the affairs of the Obligors and notwithstanding any knowledge of facts determined or determinable by MLPF&S, MLPF&S has the right to rely fully on the representations, warranties, covenants and agreements of either or both Obligors contained in the Agreement and upon the accuracy of any document, instrument, certificate or exhibit given or delivered hereunder. The joint and several obligation of each Obligor hereunder is absolute, unconditional, irrevocable, present and continuing and, with respect to any payment to be made to MLPF&S, is a guaranty of payment (and not of collectability) and is in no way conditional or contingent upon the continued existence of the other Obligor. Any notice or other communication provided to one Obligor pursuant hereto shall be deemed to have been given to both Obligors and failure to be sent any notice or communication contemplated hereby and delivered to the other Obligor shall not relieve an Obligor from its joint and several liability for the obligations of the other Obligor hereunder.

20.  CONSENT TO JURISDICTION.
     -----------------------

     Notwithstanding any termination of the Agreement, each Obligor hereby agrees that any legal action or proceeding against either Obligor in connection with the Agreement may be brought in the courts of the State of New York or of the United States of America located in the City and State of New York, Borough of Manhattan, as MLPF&S may elect, and each Obligor hereby irrevocably submits to the non-exclusive jurisdiction of each of said courts, and waives any objection on the grounds of venue, forum non conveniens or similar ground.

21.  EXPENSES.
     --------

     Each party shall bear its own expenses in connection with the Transactions contemplated hereby and any amendments, extensions or modifications hereof.

22.  COUNTERPARTS.
     ------------

     The Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

23.  BINDING TERMS.
     -------------

     All of the covenants, stipulations, promises and agreements in the Agreement shall bind the successors and assigns of the parties hereto, whether expressed or not.

24.  NOTICES AND OTHER COMMUNICATIONS.
     --------------------------------

     Any provision of Paragraph 13 of the Master Repurchase Agreement to the contrary notwithstanding, any notice required or permitted by the Agreement shall be in writing (including telegraphic, facsimile or telex communication) and shall be effective and deemed delivered only when received by the party to which it is sent; provided, however, that a
                                                --------  -------
     facsimile transmission shall be deemed to be received when transmitted so long as the transmitting machine has provided an electronic confirmation of such transmission and such transmission has occurred not earlier than 9:30 a.m. New York City time and not later than 5:00 p.m. New York City time and provided further that all financial statements delivered shall be hand-delivered or sent by first-class mail to MLPF&S at such address. Any such notice shall be sent to a party at the address or facsimile transmission number set forth in Annex II attached hereto.

25.  INCORPORATION OF TERMS.
     ----------------------

     The Master Repurchase Agreement as supplemented hereby shall be read, taken and construed as one and the same instrument.

26.  SUPERSEDING OF PRIOR AGREEMENTS.
     -------------------------------

     In accordance with Paragraph 14 of the Master Repurchase Agreement, this Agreement shall supersede the Master Repurchase Agreement, dated as of July 26, 1994, among the parties hereto, which is hereby terminated. All Transactions outstanding thereunder as of the date hereof shall be deemed to be Transactions outstanding hereunder as of the date hereof without any further action by any party, all amounts due or to become due thereunder shall hereafter be amounts due or to become due hereunder, and all Confirmation delivered thereunder shall hereafter be deemed to be Confirmations delivered hereunder.

                                 ANNEX II


            Names and Addresses for Communications Between Parties



              MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

                               Louis V. Molinari
                                   Director
                        Merrill Lynch World Headquarters
                      World Financial Center, North Tower
                        New York, New York  10281-1306
                         Telephone No.  (212) 449-5333
                         Facsimile No.  (212) 449-6673


                          CWM MORTGAGE HOLDINGS, INC.

                               Michael W. Perry
                         Executive Vice President and
                            Chief Operating Officer
                             35 North Lake Avenue
                          Pasadena, California  91101
                         Telephone No.  (818) 304-8400
                         Facsimile No.  (818) 304-5899

                                 With copies to
                                   Steve West
                                   Treasurer
                              35 North Lake Avenue
                           Pasadena, California 91101

                   INDEPENDENT NATIONAL MORTGAGE CORPORATION

                                Michael W. Perry
                     President and Chief Executive Officer
                              35 North Lake Avenue
                          Pasadena, California  91101
                         Telephone No.  (818) 304-8400
                         Facsimile No.  (818) 304-5899

                                 With copies to
                                   Steve West

                                   Treasurer
                              35 North Lake Avenue
                           Pasadena, California 91101

                                    EXHIBIT I


A.   PERCENTAGE FOR CALCULATING BUYER'S MARGIN AMOUNT:
     ------------------------------------------------

The percentage for calculating Buyer's Margin Amount for each Eligible Asset will be determined by MLPF&S prior to the Closing Date for the related Transaction in accordance with the following parameters:

     1. 7%-15% for Eligible Assets that both (A) are rated AAA or AA (or the equivalent) by at least one nationally recognized statistical rating organization and (B) are Mortgage-Related Securities;

     2. 20%-30% for Eligible Assets that either (A) are rated AAA or AA (or the equivalent) by at least one nationally recognized statistical rating organization but are not Mortgage-Related Securities or (B) are rated A or BBB (or the equivalent) by at least one nationally recognized statistical rating organization;

     3. 25%-30% for Eligible Assets that are rated BB or B (or the equivalent) by at least one nationally recognized statistical rating organization; and

     4.   30%-50% for Eligible Assets that are unrated.

The percentage for calculating Buyer's Margin Amount for each Transaction will be reflected in the related Confirmation.


B.   PRICING RATE:
     ------------

Unless otherwise agreed by the parties and reflected in the Confirmation, the Pricing Rate for each Transaction will be the following spreads over the prevailing London Interbank Offered Rate for one-month United States Dollar deposits as set forth on page 4833 of Telerate as of 8:00 a.m. New York City time on the date of determination ("LIBOR"):

     1. 20 basis points in excess of LIBOR for Eligible Assets that are rated AAA or AA (or the equivalent) by at least one nationally recognized statistical rating organization;

     2. 30 basis points in excess of LIBOR for Eligible Assets that are rated A (or the equivalent) by at least one nationally recognized statistical rating organization;

     3. 40 basis points in excess of LIBOR for Eligible Assets that are rated BBB (or the equivalent) by at least one nationally recognized statistical rating organization;

     4. 55 basis points in excess of LIBOR for Eligible Assets that are rated BB or B (or the equivalent) by at least one nationally recognized statistical rating organization; and

     5. 65 basis points in excess of LIBOR for Eligible Assets that are unrated.

Unless otherwise agreed by the parties and reflected in the Confirmation, the Pricing Rate for each Transaction will reset monthly on the one-month anniversary of the Closing Date for such Transaction.


C.   DATE FOR PAYMENT OF PRICE DIFFERENTIAL:
     --------------------------------------

The Price Differential on each Transaction will be payable monthly on the last business day of each calendar month or, if earlier, on the expiration of the term of such Transaction, on the termination date referred to in Section 17 hereof or at such other times as may be specified in this Agreement.


                                       2